As filed with the Securities and Exchange Commission on September 1, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust

(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Christopher M. Graff

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

1

JUNE 30, 2022
SEMI-ANNUAL
Report
THE RMB FAMILY OF FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund

Management’s Discussion of Fund Performance (Unaudited)

RMB Fund
For the six months ended June 30, 2022, the RMB Fund, Class A shares (the “Fund”), returned -20.21% (net of fees), modestly underperforming its benchmark, the S&P 500® Index (total return) (the “Benchmark”), which returned -19.96% for the same period. From a performance attribution perspective, the Fund had positive stock selection that was entirely offset by negative sector allocation. Performance in the Information Technology, Consumer Discretionary and Communication Services sectors were notable positive contributors, while underperformance in the Energy, Industrials and Utilities sectors detracted from performance. In addition, traditional value-oriented stocks have significantly outperformed growth stocks year-to-date, which has created a performance headwind for the Fund due to its quality bias.
The theme of the first half of 2022 was inflation and its impact on rising interest rates and economic growth. The first land war in Europe since the end of World War II also had an impact on commodity prices and investor sentiment. With stocks ending 2021 near all-time highs, it wasn’t surprising that the market declined substantially, given these negative macro developments. Interest rates rose as the Fed became aggressive to try and dampen inflation that has surged to levels not seen since the late 1970’s and early 1980’s. The yield on the 10-year U.S. Treasury Note rose from 1.51% at year end to 3.01%.1 Rising rates are typically a headwind for stocks, as long-term discount rates rise and price/earnings multiples fall. Given deteriorating economic conditions, we believe forward earnings estimates are overly optimistic and the second quarter earnings season will have companies in many sectors revising forward expectations lower. A modest economic recession — one that is relatively short and does not cause significant damage to the labor market — wouldn’t necessarily be the worst outcome. This may prove to be a difficult task for the Fed to engineer as it tries to dramatically lower inflation.
With the substantial pullback in the market, we are finding high-quality growth companies at more attractive valuations than we were six months ago, however, valuations are still not that inexpensive relative to our appraisals of intrinsic fair value. We will continue to focus our efforts on owning companies we believe provide good secular growth prospects, strong economic moats, underleveraged balance sheets, and superior management teams. If we are right more than we are wrong with these assessments, these companies can compound value for shareholders for years into the future. We will continue our efforts to optimize the Fund, adhering to a disciplined investment process and managing risk.
NOTE: The price/earnings ratio (P/E ratio) relates a company’s share price to its earnings per share. A high P/E ratio could mean that a company’s stock is over-valued or that investors are expecting high growth rates in the future.

1
SOURCE: wsj.com. Data date: 6/30/22.

RMB FUND

RMB Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	32.3%
Financials	18.6%
Health Care	18.1%
Consumer Discretionary	13.7%
Communication Services	6.6%
Consumer Staples	6.3%
Industrials	3.6%
Real Estate	2.8%
Materials	2.4%
104.4%
Cash & Other Assets, Less Liabilities	-4.4%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Microsoft Corp.	8.2%
Alphabet, Inc. — Class A	6.6%
Visa, Inc. — Class A	4.2%
Apple, Inc.	3.7%
Danaher Corp.	3.7%
Keurig Dr. Pepper, Inc.	3.6%
Dollar General Corp.	3.3%
Amazon.com, Inc.	3.3%
UnitedHealth Group, Inc.	3.2%
Synopsys, Inc.	2.9%
42.7%

TOTAL RETURN† (Through June 30, 2022)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC^	with no sales charges or CDSC^	S&P 500® Index Total Return*	Russell 3000® Index Total Return*
Class A
One year	-15.10%	-10.64%	-10.62%	-13.87%
Three years	8.19%	10.05%	10.60%	9.77%
Five years	10.77%	11.91%	11.31%	10.60%
Ten years	10.24%	10.80%	12.96%	12.57%
Class C
One year	-12.15%	-11.33%	-10.62%	-13.87%
Three years	9.22%	9.22%	10.60%	9.77%
Five years	11.07%	11.07%	11.31%	10.60%
Ten years	9.97%	9.97%	12.96%	12.57%
Class I
One year	-10.42%	-10.42%	-10.62%	-13.87%
Three years	10.32%	10.32%	10.60%	9.77%
Five years	12.19%	12.19%	11.31%	10.60%
Since inception (02/01/17)	13.17%	13.17%	11.85%	11.12%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.12%, for Class C is 1.87% and Class I is 0.87% as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
Class A shares incur a maximum initial sales charge of 5.00%. Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund
For the six months ended June 30, 2022, the RMB Mendon Financial Services Fund, Class A shares (the “Fund”), returned -21.60% (net of fees), underperforming the NASDAQ Bank Index’s (the “Benchmark”) total return of  -18.55% for the same period. After strong outperformance for Financials in 2021 (especially the latter part of 2021), the first half of 2022 witnessed the group trading in-line with the weakness of the overall market, despite improving fundamentals. Although, historically, bank’s returns and subsequent valuations have fared much better in rising rate environments, this revaluation is somewhat predictable, as the market narrative has quickly moved beyond recognizing the benefit of higher rates for spread lenders to imputing an immediate U.S. recession that includes severe credit deterioration, loan write-downs and all the other negative impacts that are still in our collective consciousnesses from the Global Financial Crisis.
Structurally, we believe the banking industry is in a better place than ever, carefully prepared for an economic slowdown, but also positioned to be on offense. Today’s banking industry has strong capital, stable deposit funding (which grows in value as rates rise), technological advantages, and a cautious risk profile. Bank loans are only a small part of the financing options available to borrowers of all types. According to the Bank for International Settlements, banks accounted for only 18% of the credit to the private, non-financial sector as of December 31, 2021. If there are credit issues to come, it is possible they may be found outside of the banks in the faster-growing and less-regulated non-bank creditors.
Investors’ top concern, credit quality, is the main driver of current bank stock prices. We believe that banking’s credit problems are manageable and that a slowdown in the economy would restrict the growth of loans. Investors should also be aware that the preceding cycle’s loan growth from 2019 to 2021 was fairly small and, as discussed above, the banking industry is only a small part of credit creation in the domestic economy. We think if there are cracks in credit quality, we will see this manifest in non-bank lenders. If credit quality remains reasonably healthy, as we believe it will, this will serve as a strong catalyst for the group to re-rate higher.
Staying true to our investment style of selecting smaller cap banks with lower valuations (as represented by price/earnings and price-to-book ratios) and similar, if not greater, growth rates and profitability than the index has allowed the Fund, over time, to provide alpha to investors. There are periods of time when this approach to stock selection can be detrimental. However, often after quarters such as these, opportunities to ferret out quality, well-managed, undervalued bank stocks may be heightened.
NOTE: The price/earnings ratio (P/E ratio) relates a company’s share price to its earnings per share. A high P/E ratio could mean that a company’s stock is over-valued or that investors are expecting high growth rates in the future.
The price-to-book (P/B) ratio measures the market’s valuation of a company relative to its book value.

RMB MENDON FINANCIAL SERVICES FUND

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

Industries	Long %	Short Options %	% of net assets
Banks	93.2%	0.0%	93.2%
Diversified Financials	3.8%	0.0%	3.8%
Thrifts & Mortgage Finance	1.7%	0.0%	1.7%
Information Technology Services	0.8%	0.0%	0.8%
	99.5%	0.0%	99.5%
Cash & Other Assets, Less Liabilities	0.5%	0.0%	0.5%
Total	100.0%	0.0%	100.0%
Top 10 Common Stock Holdings	% of net assets
First Interstate BancSystem, Inc. — Class A	6.9%
Equity Bancshares, Inc. — Class A	5.9%
First Bancshares, Inc. (The)	5.2%
Byline Bancorp, Inc.	4.8%
Live Oak Bancshares, Inc.	4.6%
Veritex Holdings, Inc.	4.6%
Origin Bancorp, Inc.	4.1%
FB Financial Corp.	3.6%
Third Coast Bancshares, Inc.	3.5%
USCB Financial Holdings, Inc.	3.1%
46.3%

TOTAL RETURN† (Through June 30, 2022)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC^	with no sales charges or CDSC^	NASDAQ Bank Index Total Return*
Class A
One year	-12.64%	-8.04%	-9.41%
Three years	7.23%	9.08%	5.59%
Five years	3.83%	4.90%	3.77%
Ten years	12.21%	12.78%	10.90%
Class C
One year	-9.64%	-8.74%	-9.41%
Three years	8.27%	8.27%	5.59%
Five years	4.12%	4.12%	3.77%
Ten years	11.93%	11.93%	10.90%
Class I
One year	-7.82%	-7.82%	-9.41%
Three years	9.36%	9.36%	5.59%
Five years	5.16%	5.16%	3.77%
Since inception (02/01/17)	5.65%	5.65%	3.54%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.27%, for Class C is 2.02% and Class I is 1.02% as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
Class A shares incur a maximum initial sales charge of 5.00%. Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund
For the six months ended June 30, 2022, the RMB International Fund, Class I shares (the “Fund”), declined -19.53% (net of fees) in-line with the MSCI EAFE Index (the “Benchmark”), which declined -19.57%, as measured in U.S. dollars for the same period. The impact of both our stock selection and sector allocation was neutral. Stock selection was strongest in the Financials and Consumer Discretionary sectors, yet detracted in the Healthcare and Industrials sectors. The Fund’s country allocation was underweighted in Asia/Pacific (ex-Japan), neutral in Europe and overweighted in Japan through the first half of 2022. This resulted in a neutral contribution to the Fund’s return, as both Asia/Pacific (underweighted) and Japan (overweighted) outperformed the Benchmark through the first half of 2022. The Fund’s performance benefited from the higher-than-usual weight in cash we maintained during the first half of 2022, but the overweight in the Information Technology sector detracted from results.
The Fund maintained its overweight position in Japan through the first half of 2022, as we continue to believe the country’s valuation is attractive on the back of the ongoing corporate governance reform that supports our long-term investment case. By region, Japan’s equity markets outperformed against the U.S. and European equity markets during the period, as the country emerged from its COVID-19 restrictions and experienced a brighter economic outlook.

RMB INTERNATIONAL FUND

RMB International Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Financials	14.7%
Consumer Discretionary	12.3%
Industrials	11.7%
Health Care	10.8%
Consumer Staples	9.0%
Information Technology	8.6%
Materials	6.6%
Communication Services	4.9%
Energy	4.6%
Real Estate	3.4%
86.6%
Cash & Other Assets, Less Liabilities	13.4%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Novartis AG	4.7%
Shell PLC	4.6%
LVMH Moet Hennessy Louis Vuitton SE	3.9%
Sampo OYJ — Class A	3.9%
Nestle S.A.	3.6%
Mitsui Fudosan Co. Ltd.	3.4%
Nintendo Co. Ltd.	3.2%
Lloyds Banking Group PLC	3.0%
ASML Holding N.V.	3.0%
Compass Group PLC	2.9%
36.2%

TOTAL RETURN† (Through June 30, 2022)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI EAFE Index*
Class I
One year	-15.98%	-17.77%
Three years	-0.19%	1.07%
Since inception (12/27/17)	-2.80%	0.44%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 0.91% as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund
For the six months ended June 30, 2022, the RMB Japan Fund, Class I shares (the “Fund”), returned -17.16% (net of fees), meaningfully outperforming the MSCI Japan Index’s (the “Benchmark”) return of  -20.27%, as measured in U.S. dollars for the same period. During the period, the Fund’s outperformance was attributable to both favorable sector allocation and stock selection.
At the sector allocation level, being overweight in Communication Services and underweight in Information Technology contributed positively to the Fund’s performance, while being underweight in Energy and Consumer Staples had negative impacts on the Fund’s performance. Stock selection was particularly strong in Consumer Discretionary, Real Estate and Financials, thanks to our stock selection among automakers, real estate developers, and large banks. Despite its negative allocation effect, the total attribution from Consumer Staples was also positive, due to our strong stock picking among food and beverage makers. On the other hand, the positive allocation effect from Communication Services was partially offset by our underweight in more defensive mobile service providers. Stock selection was also weak in Industrials and Health Care, reflecting the underperformance of our remaining holdings in high-quality global companies.
While the global market environment continues to look challenging, we believe that the macroeconomic outlook in Japan is relatively positive, at least in the near term. The country’s long-awaited reopening has finally arrived and pent-up demand supported by excess savings has begun to push up domestic economic activities. Exporters are already benefiting from the weak currency, but as the country gradually reopens its borders, more tourists from its neighboring countries might consider Japan as their “inflation vacation” destination away from rising costs in their home countries going forward. In the meantime, Japan’s inflation readings remain far below those of the U.S., with the most recent being at 2.4%3. This helps the Bank of Japan maintain its easy monetary policy in the near term.
More importantly, though, Japanese equities remain undervalued relative to their developed market peers as well as their own history, meaning we can still buy them at a bargain despite the economic momentum that is building up in the country. In our view, the current circumstances surrounding Japan provide a strong basis for the country’s equity market to start outperforming against equity markets in other developed countries in the months to come.

3
SOURCE: Bloomberg. Data date: 6/30/22.

RMB JAPAN FUND

RMB Japan Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	20.9%
Consumer Discretionary	19.6%
Communication Services	13.7%
Financials	10.0%
Information Technology	7.5%
Health Care	5.7%
Real Estate	4.4%
Materials	4.1%
Consumer Staples	1.7%
Utlilities	1.4%
Energy	0.7%
89.7%
Cash & Other Assets, Less Liabilities	10.3%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Mitsubishi UFJ Financial Group, Inc.	5.3%
ITOCHU Corp.	5.0%
Sony Group Corp.	4.7%
TV Asahi Holdings Corp.	4.5%
Ono Pharmaceutical Co. Ltd.	4.5%
Mitsui Fudosan Co. Ltd.	4.4%
Subaru Corp.	4.0%
Nintendo Co. Ltd.	3.6%
COMSYS Holdings Corp.	3.6%
Hitachi Ltd.	3.5%
43.1%

TOTAL RETURN† (Through June 30, 2022)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI Japan Index*
Class I
One year	-17.74%	-19.93%
Three years	0.22%	1.01%
Since inception (12/27/17)	-1.73%	-0.76%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.38% (gross) and 1.30% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2023. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB JAPAN FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Small Cap Fund
For the six months ended June 30, 2022, the RMB Small Cap Fund, Class I shares (the “Fund”), modestly underperformed the Russell 2000® Index (the “Benchmark”), declining, -24.68% (net of fees), compared with the Benchmark decline of  -23.43% for the same period.
Stock selection within the Financials and Technology sectors contributed most positively to the Fund’s returns for the period. Stock selection in the Healthcare and Real Estate sectors detracted from the Fund’s relative performance. More specifically, our highest conviction Healthcare holdings, which benefitted from a boost in sales from COVID-19 last year, sold off significantly this year in a post-COVID, reopening world. Additionally, lack of ownership in Real Estate industries (Hotels and Hospitality) that the market perceives as benefitting from the post-COVID reopening, proved to be a headwind, particularly in the first quarter. Inflation is proving to be more persistent and the Fed is responding aggressively, driving up the cost of capital and triggering a bear market in small cap stocks. The key to the ultimate duration and depth of the current bear market is inflation. How low will it go, and how fast can it get there? We estimate that current market prices imply a mild recession, with long-term inflation at 2-3%. If the recession is deeper and/or inflation persists higher, there may be as much as 20% more downside to come. However, if the Fed threads the needle by avoiding a recession, or engineers a shallow, short recession, downside would be more modest with a potential large upside when the Fed pivots to less hawkishness. We are watching credit spreads to help us get a read on which scenario is most likely. Given our quality bias, the Fund is positioned well on a relative basis if credit spreads continue to widen and the economy continues to slow. If credit spreads do widen on a deeper recession, our plan is to selectively add to companies in the tails of the corporate life cycle to strategically add portfolio risk like we did during the COVID bear market in March 2020.
As always, the companies we invest in demonstrate high managerial skill in capital allocation and adaptability, which creates value for customers, employees, communities, and shareholders.

RMB SMALL CAP FUND

RMB Small Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Financials	18.2%
Industrials	17.5%
Health Care	15.4%
Information Technology	14.7%
Real Estate	9.5%
Consumer Discretionary	8.9%
Materials	5.5%
Energy	5.5%
95.2%
Cash & Other Assets, Less Liabilities	4.8%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Devon Energy Corp.	5.4%
TriCo Bancshares	4.1%
Seacoast Banking Corp. of Florida	3.5%
EastGroup Properties, Inc.	3.3%
Catalent, Inc.	3.1%
Kadant, Inc.	3.1%
American Financial Group, Inc.	3.0%
West Pharmaceutical Services, Inc.	3.0%
Stock Yards Bancorp, Inc.	2.8%
Pool Corp.	2.7%
34.0%

TOTAL RETURN† (Through June 30, 2022)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2000® Index*
Class I
One year	-19.15%	-25.20%
Three years	5.41%	4.21%
Five years	7.50%	5.17%
Ten years	9.34%	9.35%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Small Cap Fund Class I is 1.06% (gross) and 0.95% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2023. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB SMID Cap Fund
For the six months ended June 30, 2022, the RMB SMID Cap Fund, Class I shares (the “Fund”), underperformed the Russell 2500® Index (the “Benchmark”), declining, -23.33% (net of fees), compared with the Benchmark decline of  -21.81% for the same period.
Stock selection within the Technology and Financial sectors contributed most positively to the Fund’s returns for the period. Stock selection in the Healthcare and Real Estate sectors detracted from the Fund’s relative performance. More specifically, our highest conviction Healthcare holdings, which benefitted from a boost in sales from COVID-19 last year, sold off significantly this year in a post-COVID, reopening world. Additionally, lack of ownership in Real Estate industries (Hotels and Hospitality) that the market perceives as benefitting from the post-COVID reopening proved to be a headwind, particularly in the first quarter. Inflation is proving to be more persistent and the Fed is responding aggressively driving up the cost of capital and triggering a bear market in SMID cap stocks. The key to the ultimate duration and depth of the current bear market is inflation. How low will it go and how fast can it get there? We estimate that current market prices imply a mild recession, with long-term inflation at 2-3%. If the recession is deeper and/or inflation persists higher, there may be as much as 20% more downside to come. However, if the Fed threads the needle by avoiding a recession, or engineers a shallow, short recession, downside would be more modest with a potential large upside when the Fed pivots to less hawkishness. We are watching credit spreads to help us get a read on which scenario is most likely. Given our quality bias, the Fund is positioned well on a relative basis if credit spreads continue to widen, and the economy continues to slow. If credit spreads do widen on a deeper recession, our plan is to selectively add to companies in the tails of the corporate life cycle to strategically add portfolio risk like we did during the COVID bear market in March 2020.
As always, the companies we invest in demonstrate high managerial skill in capital allocation and adaptability, which creates value for customers, employees, communities, and shareholders.

RMB SMID CAP FUND

RMB SMID Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	18.0%
Financials	16.5%
Industrials	14.7%
Health Care	13.4%
Consumer Discretionary	9.9%
Materials	9.6%
Real Estate	8.3%
Energy	4.1%
Utilities	2.1%
96.6%
Cash & Other Assets, Less Liabilities	3.4%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
American Financial Group, Inc.	3.4%
Teledyne Technologies, Inc.	3.1%
Catalent, Inc.	2.9%
Pinnacle Financial Partners, Inc.	2.8%
ServisFirst Bancshares, Inc.	2.7%
EastGroup Properties, Inc.	2.7%
Markel Corp.	2.7%
West Pharmaceutical Services, Inc.	2.7%
Copart, Inc.	2.6%
Fair Isaac Corp.	2.6%
28.2%

TOTAL RETURN† (Through June 30, 2022)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2500™ Index*
Class I
One year	-16.65%	-21.00%
Three years	9.70%	5.91%
Five years	10.53%	7.04%
Ten years	11.02%	10.49%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB SMID Cap Fund Class I is 0.84% (gross) and 0.80% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2023. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMID CAP FUND

Fund Information

About Fund Performance
Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Performance figures shown for the S&P 500® Index Total Return, the Russell 3000® Index Total Return (the RMB Fund’s Benchmarks), and the NASDAQ Bank Index Total Return (the RMB Mendon Financial Services Fund's Benchmark) each reflect reinvestment of dividends in the Benchmark. Performance figures shown for other Benchmarks do not reflect the reinvestment of dividends in the Benchmark. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Fund Risks
Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion.
The RMB Mendon Financial Services Fund is a sector fund. These types of funds may be susceptible to factors affecting the sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because the Fund concentrates its investments in one sector of the economy, investors should consider the risk that the Fund may experience greater volatility than funds that invest across several sectors. The Fund utilizes derivative instruments, including futures and options, which can have increased price volatility, liquidity risk, and risk of loss.
The RMB International Fund and RMB Japan Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The RMB Small Cap Fund and the RMB SMID Cap Fund invest primarily in companies with small and small-to-medium market capitalizations, respectively. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Each Fund’s prospectus contains more information about these and other risks.
Market Indexes
The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.
S&P 500® Index (Total Return), is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange, and includes the reinvestment of dividends in the index.
NASDAQ Bank Index (Total Return), contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks, and includes the reinvestment of dividends in the index. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.
Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the US and Canada. With more than 750 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
Morgan Stanley Capital International (MSCI) Japan Index, is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With more than 200 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.
Russell 2000® Index
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell 2500TM Index
The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The management’s discussion of fund performance reflects the opinions of Fund managers as of June 30, 2022. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Portfolio Holdings in this report for a complete list of Fund holdings as of June 30, 2022.

FUND INFORMATION

RMB Fund
 Portfolio Holdings   As of June 30, 2022 (Unaudited)
		Number of Shares	Value
	Common Stocks 104.4% (percentage of net assets)
	COMMUNICATION SERVICES 6.6%
*	Alphabet, Inc. — Class A	3,231	$7,041,189
	CONSUMER DISCRETIONARY 13.7%
*	Amazon.com, Inc.	33,000	3,504,930
*	Booking Holdings, Inc.	1,573	2,751,161
	Dollar General Corp.	14,470	3,551,517
	Home Depot, Inc. (The)	3,900	1,069,653
	TJX Cos., Inc. (The)	30,000	1,675,500
	Vail Resorts, Inc.	8,800	1,918,840
			14,471,601
	CONSUMER STAPLES 6.3%
	Diageo PLC — ADR	16,500	2,872,980
	Keurig Dr. Pepper, Inc.	108,000	3,822,120
			6,695,100
	FINANCIALS 18.6%
	Chubb Ltd.	15,000	2,948,700
	CME Group, Inc.	13,000	2,661,100
	First Republic Bank	8,400	1,211,280
	JPMorgan Chase & Co.	24,000	2,702,640
	MarketAxess Holdings, Inc.	9,500	2,432,095
	Morgan Stanley	30,506	2,320,286
	Progressive Corp. (The)	12,000	1,395,240
	S&P Global, Inc.	8,939	3,012,979
*	SVB Financial Group	2,700	1,066,473
			19,750,793
	HEALTH CARE 18.1%
	Becton, Dickinson and Co.	11,500	2,835,095
*	Catalent, Inc.	20,000	2,145,800
	Cooper Cos., Inc. (The)	8,200	2,567,584
	Danaher Corp.	15,502	3,930,067
*	Edwards Lifesciences Corp.	23,800	2,263,142
	STERIS PLC	9,864	2,033,464
	UnitedHealth Group, Inc.	6,510	3,343,731
			19,118,883
	INDUSTRIALS 3.6%
	Nordson Corp.	8,700	1,761,228
	Union Pacific Corp.	9,700	2,068,816
			3,830,044
	INFORMATION TECHNOLOGY 32.3%
	Accenture PLC — Class A	6,700	1,860,255
	Analog Devices, Inc.	15,250	2,227,873
	Apple, Inc.	28,780	3,934,802
	CDW Corp.	17,100	2,694,276
	Entegris, Inc.	13,000	1,197,690
	Intuit, Inc.	1,500	578,160
		Number of Shares	Value
	Microsoft Corp.	33,704	$8,656,198
*	PTC, Inc.	26,400	2,807,376
*	Salesforce, Inc.	5,400	891,216
*	Synopsys, Inc.	10,000	3,037,000
*	Tyler Technologies, Inc.	5,900	1,961,632
	Visa, Inc. — Class A	22,400	4,410,336
			34,256,814
	MATERIALS 2.4%
	Avery Dennison Corp.	15,400	2,492,798
	REAL ESTATE 2.8%
	American Tower Corp.	11,500	2,939,285
	Total Common Stocks (Cost: $66,925,484)		110,596,507
	Short-Term Investments 0.0% (percentage of net assets)
	MONEY MARKET FUNDS 0.0%
	First American Government Obligations Fund — Class X — 1.29% a	63	63
	Total Short-Term Investments (Cost: $63)		63
	Total Investments 104.4% (Cost: $66,925,547)		$110,596,570
	Liabilities, less cash and other assets (4.4)%		(4,663,018)
	Net Assets 100.0%		$105,933,552

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB FUND
See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of June 30, 2022 (Unaudited)
		Number of Shares	Value
	Common Stocks 98.4% (percentage of net assets)
	BANKS 93.2%
	Amerant Bancorp, Inc.	200,000	$5,624,000
	Ameris Bancorp a,b	100,000	4,018,000
	Banc of California, Inc.	250,000	4,405,000
	Bank of NT Butterfield & Son Ltd. (The)	50,000	1,559,500
	Business First Bancshares, Inc.	175,000	3,729,250
	Byline Bancorp, Inc.	450,000	10,710,000
	Cadence Bank	150,000	3,522,000
	Civista Bancshares, Inc.	190,000	4,039,400
*	Coastal Financial Corp.	150,000	5,718,000
	Colony Bankcorp, Inc.	316,467	4,775,487
	ConnectOne Bancorp, Inc.	75,000	1,833,750
*	Customers Bancorp, Inc. a,b	50,000	1,695,000
	Equity Bancshares, Inc. — Class A	450,000	13,122,000
	FB Financial Corp. a,b	200,000	7,844,000
	First Bancshares, Inc. (The)	403,000	11,525,800
	First Citizens BancShares, Inc. — Class A	4,000	2,615,120
	First Foundation, Inc.	36,488	747,274
	First Interstate BancSystem, Inc. — Class A	400,000	15,244,000
	Five Star Bancorp	100,000	2,642,000
	Home BancShares, Inc. a,b	150,000	3,115,500
	Live Oak Bancshares, Inc. a,b	300,000	10,167,000
*	Metropolitan Bank Holding Corp.	50,000	3,471,000
	National Bank Holdings Corp.	26,946	1,031,223
	NBT Bancorp, Inc.	75,000	2,819,250
*	Nicolet Bankshares, Inc.	39,168	2,833,413
	OceanFirst Financial Corp.	225,000	4,304,250
	Old Second Bancorp, Inc.	430,000	5,753,400
	Origin Bancorp, Inc.	235,000	9,118,000
	PacWest Bancorp a,b	100,000	2,666,000
	Primis Financial Corp.	323,818	4,413,639
	Signature Bank a,b	20,000	3,584,200
*	Silvergate Capital Corp. — Class A a,b	58,500	3,131,505
	SmartFinancial, Inc.	30,000	724,800
	Southern States Bancshares, Inc.	151,926	3,416,816
	Synovus Financial Corp. a,b	50,000	1,802,500
*	Third Coast Bancshares, Inc.	357,773	7,835,229
*	Triumph Bancorp, Inc. a,b	50,000	3,128,000
	United Community Banks, Inc.	75,000	2,264,250
	Unity Bancorp, Inc.	68,625	1,817,190
*	USCB Financial Holdings, Inc.	588,042	6,786,005
	Veritex Holdings, Inc.	345,350	10,104,941
	VersaBank	525,000	3,864,000
	Wells Fargo & Co.	50,000	1,958,500
	Wintrust Financial Corp.	9,031	723,835
			206,204,027
		Number of Shares	Value
	DIVERSIFIED FINANCIALS 2.7%
	Cowen, Inc. — Class A a,b	250,000	$5,922,500
	INFORMATION TECHNOLOGY SERVICES 0.8%
	EVERTEC, Inc.	50,000	1,844,000
	THRIFTS & MORTGAGE FINANCE 1.7%
	New York Community Bancorp, Inc.	400,000	3,652,000
	Total Common Stocks (Cost: $195,660,072)		217,622,527
	Closed-End Funds 1.1% (percentage of net assets)
	DIVERSIFIED FINANCIALS 1.1%
	Newtek Business Services Corp.	125,000	2,366,250
	Total Closed-End Funds (Cost: $3,377,889)		2,366,250
	Warrants 0.0% (percentage of net assets)
	INFORMATION TECHNOLOGY SERVICES 0.0%
*	Global Blue Group Holding AG	131,385	35,409
	Total Warrants (Cost: $97,225)		35,409
	Short-Term Investments 0.7% (percentage of net assets)
	MONEY MARKET FUNDS 0.7%
	First American Government Obligations Fund — Class X — 1.29% c	1,503,810	1,503,810
	Total Short-Term Investments (Cost: $1,503,810)		1,503,810
	Total Investments 100.2% (Cost: $200,638,996)		$221,527,996
	Call option written (0.0)% (Premiums received: $1,841,728)		(40,000)
	Liabilities, less cash and other assets (0.2)%		(316,391)
	Net Assets 100.0%		$221,171,605

RMB MENDON FINANCIAL SERVICES FUND

See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of June 30, 2022 (Unaudited)
	Number of Contracts	Value
Call Option Written (0.0)% (percentage of net assets)
BANKS (0.0)%
Ameris Bancorp
@ 60, Notional Amount: $(1,500,000), due Jul 22 d	(250)	$—
Customers Bancorp, Inc.
@ 70, Notional Amount: $(1,750,000), due Aug 22 d	(250)	—
@ 80, Notional Amount: $(2,000,000), due Aug 22 d	(250)	—
FB Financial Corp.
@ 50, Notional Amount: $(2,500,000), due Oct 22	(500)	(11,250)
Home BancShares, Inc.
@ 25, Notional Amount: $(1,250,000), due Sep 22 d	(500)	—
Live Oak Bancshares, Inc.
@ 65, Notional Amount: $(1,625,000), due Sep 22 d	(250)	—
@ 70, Notional Amount: $(560,000), due Sep 22 d	(80)	—
PacWest Bancorp
@ 50, Notional Amount: $(1,250,000), due Sep 22 d	(250)	—
Signature Bank
@ 370, Notional Amount: $(3,700,000), due Aug 22 d	(100)	—
@ 370, Notional Amount: $(3,700,000), due Jan 23 d	(100)	—
Silvergate Capital Corp. — Class A
@ 160, Notional Amount: $(1,280,000), due Aug 22	(80)	(2,000)
@ 185, Notional Amount: $(3,700,000), due Aug 22 d	(200)	—
@ 190, Notional Amount: $(2,375,000), due Jan 23	(125)	(15,000)
@ 210, Notional Amount: $(1,050,000), due Jan 23	(50)	(4,875)
Synovus Financial Corp.
@ 57.5, Notional Amount: $(1,437,500), due Aug 22	(250)	(6,875)
Triumph Bancorp, Inc.
@ 115, Notional Amount: $(2,875,000), due Nov 22 d	(250)	—
		(40,000)
DIVERSIFIED FINANCIALS 0.0%
Cowen, Inc. — Class A
@ 40, Notional Amount: $(1,000,000), due Jul 22 d	(250)	—
Total Call Option Written (Premiums received $1,841,728)		(40,000)
*
Indicates securities that do not produce income.

a
Securities or partial securities on which call options were written.

b
Security or partial security segregated as collateral for written options. The Fund is required to establish a margin account with the broker lending the written options. The aggregate market value of collateral posted was $16,561,185. The Fund is obligated to pay the counterparty any interest due on written options. Such interests are recorded as an expense to the Fund.

c
Rate quoted is seven-day yield at period end.

d
Fair-valued security. (Note 13)

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB MENDON FINANCIAL SERVICES FUND
See Notes to Financial Statements

RMB International Fund
 Portfolio Holdings   As of June 30, 2022 (Unaudited)
		Number of Shares	Value
	Common Stocks 86.6% (percentage of net assets)
	AUSTRALIA 2.6%
	National Australia Bank Ltd.	359,984	$6,826,322
	DENMARK 1.4%
	Novozymes A/S — Class B	61,062	3,674,892
	FINLAND 3.9%
	Sampo OYJ — Class A	232,789	10,173,188
	FRANCE 8.9%
	Dassault Systemes SE	159,425	5,905,266
	LVMH Moet Hennessy Louis Vuitton SE	16,692	10,230,203
	Schneider Electric SE	61,424	7,319,042
			23,454,511
	GERMANY 2.4%
	BASF SE	147,098	6,435,895
	IRELAND 2.8%
	Kerry Group PLC — Class A	75,809	7,249,802
	ISRAEL 1.2%
*	Nice Ltd. — ADR	17,009	3,273,382
	ITALY 2.0%
	FinecoBank Banca Fineco SpA	213,444	2,560,605
	Stevanato Group SpA	176,454	2,789,738
			5,350,343
	JAPAN 23.7%
	FANUC Corp.	22,100	3,463,939
	ITOCHU Corp.	146,800	3,960,366
	Mitsui Fudosan Co. Ltd.	416,100	8,939,845
	Murata Manufacturing Co. Ltd.	62,523	3,402,959
	Nintendo Co. Ltd.	19,500	8,386,101
	Ono Pharmaceutical Co. Ltd.	232,400	5,970,188
	ORIX Corp.	263,300	4,412,868
	Recruit Holdings Co. Ltd.	71,600	2,108,652
	Sony Group Corp.	59,600	4,860,784
	Stanley Electric Co. Ltd.	153,100	2,513,405
	Subaru Corp.	393,846	6,966,527
	Takuma Co. Ltd.	288,900	2,832,268
	TV Asahi Holdings Corp.	418,527	4,561,361
			62,379,263
	NETHERLANDS 3.0%
	ASML Holding N.V.	16,507	7,798,566
	SPAIN 2.6%
	Bankinter S.A.	1,105,365	6,913,929
	SWITZERLAND 12.0%
	Lonza Group AG	13,562	7,243,972
	Nestle S.A.	81,665	9,544,414
	Novartis AG	146,563	12,425,704
	Number of Shares	Value
STMicroelectronics N.V.	76,339	$2,414,235
		31,628,325
UNITED KINGDOM 20.1%
Anglo American PLC	200,829	7,179,351
Compass Group PLC	378,865	7,778,627
Diageo PLC	163,597	7,066,201
Intertek Group PLC	117,448	6,036,798
Lloyds Banking Group PLC	15,172,850	7,806,531
Rentokil Initial PLC	881,164	5,108,074
Shell PLC	463,912	12,081,562
		53,057,144
Total Common Stocks (Cost: $231,540,500)		228,215,562
Short-Term Investments 9.8% (percentage of net assets)
MONEY MARKET FUNDS 9.8%
First American Government Obligations Fund — Class X — 1.29% a	12,835,645	12,835,645
First American Treasury Obligations Fund — Class X — 1.31% a	12,835,644	12,835,644
		25,671,289
Total Short-Term Investments (Cost: $25,671,289)		25,671,289
Total Investments 96.4% (Cost: $257,211,789)		$253,886,851
Cash and other assets, less liabilities 3.6%		9,582,688
Net Assets 100.0%		$263,469,539

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB INTERNATIONAL FUND

See Notes to Financial Statements

RMB Japan Fund
 Portfolio Holdings   As of June 30, 2022 (Unaudited)
	Number of Shares	Value
Common Stocks — Japan 89.7% (percentage of net assets)
COMMUNICATION SERVICES 13.7%
Amuse, Inc.	36,700	$521,433
GungHo Online Entertainment, Inc.	36,000	638,692
Nintendo Co. Ltd.	2,500	1,075,141
SoftBank Group Corp.	12,302	476,807
TV Asahi Holdings Corp.	122,851	1,338,905
		4,050,978
CONSUMER DISCRETIONARY 19.6%
Fast Retailing Co. Ltd.	500	262,638
Isuzu Motors Ltd.	84,200	931,369
Nikon Corp.	88,900	1,025,179
Ohashi Technica, Inc.	19,300	185,294
Sony Group Corp.	16,928	1,380,593
Stanley Electric Co. Ltd.	50,700	832,329
Subaru Corp.	67,829	1,199,790
		5,817,192
CONSUMER STAPLES 1.7%
Yakult Honsha Co. Ltd.	8,700	501,811
ENERGY 0.7%
Inpex Corp.	20,700	221,910
FINANCIALS 10.0%
Mitsubishi UFJ Financial Group, Inc.	291,000	1,556,865
ORIX Corp.	35,639	597,304
Sompo Holdings, Inc.	18,300	808,274
		2,962,443
HEALTH CARE 5.7%
Ono Pharmaceutical Co. Ltd.	51,600	1,325,567
Sysmex Corp.	5,800	349,976
		1,675,543
INDUSTRIALS 20.9%
COMSYS Holdings Corp.	56,000	1,066,091
FANUC Corp.	5,100	799,370
Hitachi Ltd.	21,980	1,045,590
ITOCHU Corp.	54,700	1,475,695
Mitsui OSK Lines Ltd.	5,700	131,126
Nidec Corp.	4,300	266,458
Recruit Holdings Co. Ltd.	15,400	453,537
SMC Corp.	700	311,598
Takuma Co. Ltd.	67,128	658,098
		6,207,563
INFORMATION TECHNOLOGY 7.5%
Enplas Corp.	18,200	426,826
Keyence Corp.	1,200	411,526
Murata Manufacturing Co. Ltd.	14,435	785,658
Ulvac, Inc.	17,200	585,842
		2,209,852
	Number of Shares	Value
MATERIALS 4.1%
Nippon Steel Corp.	51,100	$715,150
Shin-Etsu Chemical Co. Ltd.	4,459	501,241
		1,216,391
REAL ESTATE 4.4%
Mitsui Fudosan Co. Ltd.	61,000	1,310,576
UTILITIES 1.4%
Kansai Electric Power Co., Inc. (The)	41,900	414,750
Total Common Stocks (Cost: $26,841,637)		26,589,009
Short-Term Investments 10.1% (percentage of net assets)
MONEY MARKET FUNDS 10.1%
First American Government Obligations Fund — Class X — 1.29% a	1,494,533	1,494,533
First American Treasury Obligations Fund — Class X — 1.31% a	1,494,532	1,494,532
		2,989,065
Total Short-Term Investments (Cost: $2,989,065)		2,989,065
Total Investments 99.8% (Cost: $29,830,702)		$29,578,074
Cash and other assets, less liabilities 0.2%		46,758
Net Assets 100.0%		$29,624,832

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB JAPAN FUND
See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of June 30, 2022 (Unaudited)
		Number of Shares	Value
	Common Stocks 95.2% (percentage of net assets)
	AEROSPACE & DEFENSE 2.0%
	Curtiss-Wright Corp.	15,934	$2,104,244
	AUTO COMPONENTS 3.9%
*	Fox Factory Holding Corp.	23,267	1,873,924
*	Visteon Corp.	22,806	2,362,246
			4,236,170
	BANKS 11.8%
	PacWest Bancorp	55,201	1,471,659
	Seacoast Banking Corp. of Florida	113,428	3,747,661
	Stock Yards Bancorp, Inc.	51,111	3,057,460
	TriCo Bancshares	96,560	4,406,998
			12,683,778
	BIOTECHNOLOGY 2.6%
*	Allogene Therapeutics, Inc.	18,229	207,811
*	CareDx, Inc.	21,402	459,715
*	CRISPR Therapeutics AG	10,864	660,205
*	Editas Medicine, Inc.	24,536	290,261
*	Intellia Therapeutics, Inc.	7,344	380,125
*	Iovance Biotherapeutics, Inc.	34,791	384,093
*	Veratyce, Inc.	20,239	402,756
			2,784,966
	BUILDING PRODUCTS 1.2%
*	Trex Co., Inc.	23,609	1,284,802
	CAPITAL MARKETS 1.6%
	Stifel Financial Corp.	29,888	1,674,326
	CONSTRUCTION & ENGINEERING 1.9%
	Valmont Industries, Inc.	9,248	2,077,378
	CONSTRUCTION MATERIALS 2.6%
	Eagle Materials, Inc.	25,137	2,763,562
	CONTAINERS & PACKAGING 1.5%
	AptarGroup, Inc.	15,893	1,640,317
	DISTRIBUTORS 2.7%
	Pool Corp.	8,344	2,930,663
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 1.1%
	Badger Meter, Inc.	13,977	1,130,600
	EQUITY REAL ESTATE INVESTMENT 9.5%
	Community Healthcare Trust, Inc.	30,581	1,107,338
	EastGroup Properties, Inc.	22,995	3,548,818
	Essential Properties Realty Trust, Inc.	125,379	2,694,395
	PotlatchDeltic Corp.	47,272	2,088,950
	UMH Properties, Inc.	42,504	750,620
			10,190,121
		Number of Shares	Value
	HEALTH CARE EQUIPMENT & SUPPLIES 4.3%
*	BioLife Solutions, Inc.	55,043	$760,144
*	Neogen Corp.	51,640	1,244,007
*	Omnicell, Inc.	22,759	2,588,836
			4,592,987
	HOUSEHOLD DURABLES 0.5%
*	Sonos, Inc.	31,788	573,455
	INSURANCE 4.9%
	American Financial Group, Inc.	23,454	3,255,650
	Argo Group International Holdings Ltd.	53,795	1,982,883
			5,238,533
	LIFE SCIENCES TOOLS & SERVICES 5.5%
*	Repligen Corp.	16,678	2,708,507
	West Pharmaceutical Services, Inc.	10,479	3,168,535
			5,877,042
	MACHINERY 10.1%
*	Chart Industries, Inc.	14,445	2,417,804
	ITT, Inc.	30,893	2,077,245
	Kadant, Inc.	18,022	3,286,312
	Lincoln Electric Holdings, Inc.	11,897	1,467,614
*	RBC Bearings, Inc.	8,627	1,595,564
			10,844,539
	METALS & MINING 1.4%
	Carpenter Technology Corp.	54,693	1,526,482
	OIL, GAS & CONSUMABLE FUELS 5.4%
	Devon Energy Corp.	106,141	5,849,430
	PHARMACEUTICALS 3.1%
*	Catalent, Inc.	30,640	3,287,366
	PROFESSIONAL SERVICES 2.3%
	Exponent, Inc.	27,427	2,508,748
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.0%
	MKS Instruments, Inc.	22,568	2,316,154
	Monolithic Power Systems, Inc.	6,197	2,379,896
*	Synaptics, Inc.	6,017	710,307
			5,406,357
	SOFTWARE 8.6%
*	Digimarc Corp.	21,355	301,960
*	Fair Isaac Corp.	5,093	2,041,784
*	Five9, Inc.	12,413	1,131,321
*	Guidewire Software, Inc.	9,856	699,677
*	PTC, Inc.	23,081	2,454,434
*	Q2 Holdings, Inc.	20,748	800,250
*	Tyler Technologies, Inc.	5,480	1,821,990
			9,251,416

RMB SMALL CAP FUND

See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of June 30, 2022 (Unaudited)
	Number of Shares	Value
TEXTILES, APPAREL & LUXURY GOODS 1.7%
Columbia Sportswear Co.	25,834	$1,849,198
Total Common Stocks (Cost: $64,255,721)		102,306,480
Short-Term Investments 4.8%
(percentage of net assets)
MONEY MARKET FUNDS 4.8%
First American Government Obligations Fund — Class X — 1.29% a	5,112,697	5,112,697
Total Short-Term Investments (Cost: $5,112,697)		5,112,697
Total Investments 100.0% (Cost: $69,368,418)		$107,419,177
Cash and other assets, less liabilities 0.0%		55,651
Net Assets 100.0%		$107,474,828

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMALL CAP FUND
See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of June 30, 2022 (Unaudited)
		Number of Shares	Value
	Common Stocks 96.6%
	(percentage of net assets)
	AEROSPACE & DEFENSE 2.1%
	Curtiss-Wright Corp.	13,567	$1,791,658
	HEICO Corp.	15,071	1,976,110
			3,767,768
	AUTO COMPONENTS 2.5%
*	Fox Factory Holding Corp.	18,736	1,508,997
*	Visteon Corp.	28,274	2,928,621
			4,437,618
	BANKS 9.5%
	First Republic Bank	24,492	3,531,746
	Pinnacle Financial Partners, Inc.	68,591	4,959,815
	ServisFirst Bancshares, Inc.	62,081	4,899,433
	Webster Financial Corp.	84,373	3,556,322
			16,947,316
	BIOTECHNOLOGY 1.2%
*	CRISPR Therapeutics AG	17,879	1,086,507
*	Exact Sciences Corp.	9,683	381,413
*	Intellia Therapeutics, Inc.	14,650	758,284
			2,226,204
	BUILDING PRODUCTS 3.0%
	Carlisle Cos., Inc.	15,608	3,724,225
*	Trex Co., Inc.	30,952	1,684,408
			5,408,633
	CAPITAL MARKETS 1.0%
	Stifel Financial Corp.	31,792	1,780,988
	CHEMICALS 1.2%
	RPM International, Inc.	26,934	2,120,245
	COMMERCIAL SERVICES & SUPPLIES 2.6%
*	Copart, Inc.	43,503	4,727,036
	CONSTRUCTION MATERIALS 3.1%
	Eagle Materials, Inc.	34,080	3,746,755
	Martin Marietta Materials, Inc.	5,832	1,745,168
			5,491,923
	CONTAINERS & PACKAGING 2.6%
	Avery Dennison Corp.	29,012	4,696,172
	DISTRIBUTORS 1.4%
	Pool Corp.	7,102	2,494,435
	DIVERSIFIED CONSUMER SERVICES 0.6%
*	Bright Horizons Family Solutions, Inc.	12,851	1,086,167
		Number of Shares	Value
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 4.2%
*	Teledyne Technologies, Inc.	14,529	$5,449,973
*	Trimble, Inc.	36,888	2,147,988
			7,597,961
	EQUITY REAL ESTATE INVESTMENT 8.4%
	Alexandria Real Estate Equities, Inc.	21,110	3,061,583
	EastGroup Properties, Inc.	31,172	4,810,775
	PotlatchDeltic Corp.	72,798	3,216,944
	STORE Capital Corp.	148,556	3,874,340
			14,963,642
	HEALTH CARE EQUIPMENT & SUPPLIES 1.6%
*	BioLife Solutions, Inc.	69,869	964,891
*	IDEXX Laboratories, Inc.	3,217	1,128,299
*	Insulet Corp.	3,414	744,047
			2,837,237
	HOTELS, RESTAURANTS & LEISURE 2.2%
	Vail Resorts, Inc.	17,990	3,922,720
	HOUSEHOLD DURABLES 1.6%
*	NVR, Inc.	459	1,837,900
*	Sonos, Inc.	61,282	1,105,528
			2,943,428
	INFORMATION TECHNOLOGY SERVICES 1.6%
	Jack Henry & Associates, Inc.	15,864	2,855,837
	INSURANCE 6.1%
	American Financial Group, Inc.	44,294	6,148,450
*	Markel Corp.	3,691	4,773,386
			10,921,836
	LIFE SCIENCES TOOLS & SERVICES 7.7%
	Bio-Techne Corp.	13,173	4,566,289
*	Repligen Corp.	27,537	4,472,009
	West Pharmaceutical Services, Inc.	15,718	4,752,651
			13,790,949
	MACHINERY 3.2%
	Graco, Inc.	32,018	1,902,189
	IDEX Corp.	10,620	1,928,911
	ITT, Inc.	28,012	1,883,527
			5,714,627
	METALS & MINING 2.7%
	Royal Gold, Inc.	25,720	2,746,382
	Steel Dynamics, Inc.	32,062	2,120,901
			4,867,283
	MULTI-UTILITIES 2.1%
	Algonquin Power & Utilities Corp.	279,303	3,751,039

RMB SMID CAP FUND

See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of June 30, 2022 (Unaudited)
		Number of Shares	Value
	OIL, GAS & CONSUMABLE FUELS 4.1%
	Devon Energy Corp.	80,524	$4,437,678
	Diamondback Energy, Inc.	23,397	2,834,546
			7,272,224
	PHARMACEUTICALS 2.9%
*	Catalent, Inc.	48,906	5,247,125
	ROAD & RAIL 1.6%
	Old Dominion Freight Line, Inc.	11,523	2,953,114
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.8%
	MKS Instruments, Inc.	24,989	2,564,621
	Monolithic Power Systems, Inc.	11,230	4,312,769
			6,877,390
	SOFTWARE 8.3%
*	Digimarc Corp.	42,154	596,058
*	Fair Isaac Corp.	11,766	4,716,989
*	Five9, Inc.	19,910	1,814,597
*	Guidewire Software, Inc.	12,296	872,893
*	PTC, Inc.	38,385	4,081,861
*	Tyler Technologies, Inc.	8,408	2,795,492
			14,877,890
	TEXTILES, APPAREL & LUXURY GOODS 1.6%
	Columbia Sportswear Co.	39,742	2,844,732
	TRADING COMPANIES & DISTRIBUTORS 2.1%
	Watsco, Inc.	15,461	3,692,396
	Total Common Stocks (Cost: $103,473,340)		173,115,935

	Number of Shares	Value
Short-Term Investments 3.2% (percentage of net assets)
MONEY MARKET FUNDS 3.2%
First American Government Obligations Fund — Class X — 1.29% a	5,655,020	$5,655,020
Total Short-Term Investments (Cost: $5,655,020)		5,655,020
Total Investments 99.8% (Cost: $109,128,360)		$178,770,955
Cash and other assets, less liabilities 0.2%		391,620
Net Assets 100.0%		$179,162,575

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMID CAP FUND
See Notes to Financial Statements

 Statements of Assets and Liabilities   As of June 30, 2022 (Unaudited)
	RMB Fund	RMB Mendon Financial Services Fund
Assets:
Investments at cost	$66,925,547	$200,638,996
Investments at value	$110,596,570	$221,527,996
Dividends and interest receivable	72,029	138,797
Receivable for capital stock sold	—	42,524
Receivable for investments sold	4,551,224	—
Prepaid expenses	33,652	39,586
Total assets	115,253,475	221,748,903
Liabilities:
Payable for fund shares redeemed	4,753,442	287,588
Payable to line of credit (Note 7)	4,445,000	—
Options written at value	—	40,000 1
Payable for investment advisory fees (Note 2)	58,094	144,545
Payable for distribution and shareholder service fees (Note 3)	18,047	33,832
Payable for administration fees	10,756	11,120
Payable for audit fees	9,472	9,472
Payable for legal fees	6,752	9,621
Payable for transfer agent fees	6,747	23,762
Payable for custody fees	1,304	2,875
Accrued expenses and other payables	10,309	14,483
Total liabilities	9,319,923	577,298
Net assets	$105,933,552	$221,171,605
Net Assets Consists Of:
Capital paid-in	$54,781,333	$205,374,962
Total distributable earnings	51,152,219	15,796,643
Net assets	$105,933,552	$221,171,605
By share class:
Net assets:
Class A	$77,401,762	$70,085,089
Class C	$1,724,695	$22,777,582
Class I	$26,807,095	$128,308,934
NAV (par value $0.10 per share)
Class A	$30.43	$47.55
Class C	$23.60	$41.95
Class I	$30.65	$48.54
Capital shares outstanding: (unlimited number of shares has been authorized)
Class A	2,543,937	1,473,938
Class C	73,072	542,936
Class I	874,711	2,643,461

1
The payable for options written include premiums recieved of  $1,841,728.

ASSETS AND LIABILITIES

See Notes to Financial Statements

 Statements of Assets and Liabilities   As of June 30, 2022 (Unaudited)
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Assets:
Investments at cost	$257,211,789	$29,830,702	$69,368,418	$109,128,360
Investments at value	$253,886,851	$29,578,074	$107,419,177	$178,770,955
Cash	8,343,860	70,651	—	—
Dividends and interest receivable	995,345	25,229	110,631	275,417
Receivable for capital stock sold	816,324	33,265	54,943	268,900
Prepaid expenses	16,260	12,105	19,476	22,177
Total assets	264,058,640	29,719,324	107,604,227	179,337,449
Liabilities:
Payable for fund shares redeemed	366,162	48,112	37,775	51,949
Payable for investment advisory fees (Note 2)	166,793	9,925	53,624	82,985
Payable for legal fees	15,838	2,772	6,385	10,670
Payable for administration fees	11,297	10,386	10,690	11,089
Payable for custody fees	10,810	3,453	1,137	2,258
Payable for audit fees	7,622	7,622	9,076	9,480
Payable for transfer agent fees	6,143	5,523	5,551	3,876
Accrued expenses and other payables	4,436	6,699	5,161	2,567
Total liabilities	589,101	94,492	129,399	174,874
Net assets	$263,469,539	$29,624,832	$107,474,828	$179,162,575
Net Assets Consists Of:
Capital paid-in	$288,857,681	$30,366,831	$70,230,385	$91,107,286
Total distributable earnings	(25,388,142)	(741,999)	37,244,443	88,055,289
Net assets	$263,469,539	$29,624,832	$107,474,828	$179,162,575
By share class:
Net assets:
Class I	$263,469,539	$29,624,832	$107,474,828	$179,162,575
NAV (par value $0.10 per share)
Class I	$8.53	$8.40	$13.67	$11.83
Capital shares outstanding: (unlimited number of shares has been authorized)
Class I	30,872,380	3,526,912	7,861,584	15,139,474

            ASSETS AND LIABILITIES
See Notes to Financial Statements

 Statements of Operations   For the six months ended June 30, 2022 (Unaudited)
	RMB Fund	RMB Mendon Financial Services Fund
Investment Income:
Dividends	$666,7981	$2,207,9232
Interest	733	1,182
Total income	667,531	2,209,105
Expenses:
Investment advisory fees (Note 2)	381,291	1,016,934
Distribution fees (Class A) (Note 3)	107,600	104,310
Distribution fees (Class C) (Note 3)	8,024	101,027
Shareholder service fees (Class C) (Note 3)	2,674	33,676
Administration fees	34,077	37,014
Professional fees	31,351	55,807
Transfer agent fees	29,979	104,438
Registration fees and expenses	26,755	32,198
Accounting fees	20,908	21,527
Trustee fees	18,528	38,983
Reports to shareholders	6,209	15,451
Custody fees	3,864	9,159
Interest expense (Note 7)	674	571
Other expenses	18,541	35,207
Total expenses	690,475	1,606,302
Net investment income/(loss)	$(22,944)	$602,803
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency
Realized gain/(loss) on:
Investments	3,068,344	23,521,011
Written options	—	1,931,819
Foreign currency transactions	—	(215)
Net realized gain on investments, written options, and foreign currency	3,068,344	25,452,615
Change in unrealized appreciation/depreciation on:
Investments	(32,085,127)	(94,116,685)
Written options	—	3,234,023
Foreign currency translations	—	(35)
Net unrealized depreciation on investments, written options, and foreign currency	(32,085,127)	(90,882,697)
Net realized and unrealized loss on investments, written options, and foreign currency	(29,016,783)	(65,430,082)
Net decrease in net assets resulting from operations	$(29,039,727)	$(64,827,279)

1
Net of foreign taxes withheld of  $1,800.

2
Net of foreign taxes withheld of  $3,446.

OPERATIONS

See Notes to Financial Statements

 Statements of Operations   For the six months ended June 30, 2022 (Unaudited)
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Investment Income:
Dividends	$4,914,6031	$445,5052	$1,083,281	$1,936,4583
Interest	31,291	4,749	5,708	6,278
Total income	4,945,894	450,254	1,088,989	1,942,736
Expenses:
Investment advisory fees (Note 2)	1,093,700	165,343	519,735	804,434
Professional fees	58,646	14,689	29,842	47,116
Trustee fees	42,174	5,449	17,720	33,205
Administration fees	37,424	32,267	33,969	36,286
Custody fees	32,143	9,793	3,658	6,677
Transfer agent fees	26,761	24,518	24,426	19,362
Registration fees and expenses	13,833	11,593	12,255	12,283
Accounting fees	6,674	6,057	6,405	6,734
Reports to shareholders	4,664	3,595	4,204	3,209
Interest expense (Note 7)	—	—	—	3,449
Other expenses	32,663	9,900	16,998	30,033
Total expenses before reimbursement	1,348,682	283,204	669,212	1,002,788
Less: reimbursement of expenses by adviser	—	(44,375)	(88,331)	(79,987)
Total expenses	1,348,682	238,829	580,881	922,801
Net investment income	$3,597,212	$211,425	$508,108	$1,019,935
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Realized gain/(loss) on:
Investments	(3,864,751)	226,078	1,233,356	17,829,123
Foreign currency transactions	(133,140)	(44,458)	—	—
Net realized gain/(loss) on investments and foreign currency	(3,997,891)	181,620	1,233,356	17,829,123
Change in unrealized appreciation/depreciation on:
Investments	(62,824,030)	(7,315,139)	(37,099,710)	(79,948,734)
Foreign currency translations	(45,122)	(1,333)	—	—
Net unrealized depreciation on investments and foreign currency	(62,869,152)	(7,316,472)	(37,099,710)	(79,948,734)
Net realized and unrealized loss on investments and foreign currency	(66,867,043)	(7,134,852)	(35,866,354)	(62,119,611)
Net decrease in net assets resulting from operations	$(63,269,831)	$(6,923,427)	$(35,358,246)	$(61,099,676)

1
Net of foreign taxes withheld of  $544,706.

2
Net of foreign taxes withheld of  $50,174.

3
Net of foreign taxes withheld of  $15,492.

            OPERATIONS
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Fund		RMB Mendon Financial Services Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase/(Decrease) in Net Assets
From operations:
Net investment income/(loss)	$(22,944)	$46,174	$602,803	$1,504,002
Net realized gain on transactions	3,068,344	11,293,104	25,452,615	37,090,108
Change in unrealized appreciation/depreciation	(32,085,127)	23,202,048	(90,882,697)	73,178,512
Net increase/(decrease) in net assets resulting from operations	(29,039,727)	34,541,326	(64,827,279)	111,772,622
Distributions to shareholders:
Net distributions to shareholders – Class A Shares	—	(5,670,422)	—	(1,275,278)
Net distributions to shareholders – Class C Shares	—	(189,605)	—	(341,053)
Net distributions to shareholders – Class I Shares	—	(2,398,434)	—	(2,801,974)
Total distributions to shareholders	—	(8,258,461)	—	(4,418,305)
Increase/(decrease) in net assets derived from capital share transactions	(9,878,627)	(484,145)	(24,266,011)	3,698,632
Total increase/(decrease) in net assets	(38,918,354)	25,798,720	(89,093,290)	111,052,949
Net assets:
Beginning of period	144,851,906	119,053,186	310,264,895	199,211,946
End of period	$105,933,552	$144,851,906	$221,171,605	$310,264,895

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets — Capital Stock Activity
	RMB Fund		RMB Mendon Financial Services Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$84,076	$197,791	$2,627,031	$7,193,851
Net proceeds from reinvestment of dividends	—	5,214,927	—	1,189,406
Cost of shares redeemed	(2,053,451)	(6,378,628)	(7,744,643)	(16,435,246)
Net decrease	$(1,969,375)	$(965,910)	$(5,117,612)	$(8,051,989)
Class C shares
Net proceeds from sales of shares	$265	$481	$456,573	$573,198
Net proceeds from reinvestment of dividends	—	153,939	—	308,052
Cost of shares redeemed	(380,194)	(606,909)	(1,833,791)	(6,301,260)
Net decrease	$(379,929)	$(452,489)	$(1,377,218)	$(5,420,010)
Class I shares
Net proceeds from sales of shares	$4,417,893	$13,550,638	$24,826,204	$55,876,422
Net proceeds from reinvestment of dividends	—	2,350,669	—	2,546,427
Cost of shares redeemed	(11,947,216)	(14,967,053)	(42,597,385)	(41,252,218)
Net increase/(decrease)	$(7,529,323)	$934,254	$(17,771,181)	$17,170,631
Net increase/(decrease) in net assets derived from capital share transactions	$(9,878,627)	$(484,145)	$(24,266,011)	$3,698,632
Share Transactions
Class A
Shares sold	2,439	5,307	45,138	134,947
Shares issued on reinvestment of distributions	—	139,810	—	20,363
Shares redeemed	(60,136)	(180,561)	(139,499)	(318,716)
Net decrease in shares outstanding	(57,697)	(35,444)	(94,361)	(163,406)
Class C
Shares sold	10	17	9,134	12,145
Shares issued on reinvestment of distributions	—	5,299	—	5,953
Shares redeemed	(14,825)	(21,389)	(37,499)	(136,882)
Net decrease in shares outstanding	(14,815)	(16,073)	(28,365)	(118,784)
Class I
Shares sold	133,753	370,035	435,460	1,051,371
Shares issued on reinvestment of distributions	—	62,651	—	42,761
Shares redeemed	(380,023)	(412,600)	(774,856)	(781,611)
Net increase/(decrease) in shares outstanding	(246,270)	20,086	(339,396)	312,521

            CAPITAL STOCK ACTIVITY
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB International Fund		RMB Japan Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$3,597,212	$2,892,375	$211,425	$235,393
Net realized gain/(loss) on transactions	(3,997,891)	5,592,973	181,620	5,706,331
Change in unrealized appreciation/depreciation	(62,869,152)	16,907,195	(7,316,472)	(7,012,319)
Net increase/(decrease) in net assets resulting from operations	(63,269,831)	25,392,543	(6,923,427)	(1,070,595)
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	—	(3,226,519)	—	(3,239,540)
Total distributions to shareholders	—	(3,226,519)	—	(3,239,540)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	31,006,072	67,804,572	1,482,243	4,139,029
Net proceeds from reinvestment of dividends	—	3,028,491	—	3,139,730
Cost of shares redeemed	(21,338,171)	(33,634,093)	(7,638,843)	(23,032,460)
Increase/(decrease) in net assets derived from capital share transactions	9,667,901	37,198,970	(6,156,600)	(15,753,701)
Total increase/(decrease) in net assets	$(53,601,930)	$59,364,994	$(13,080,027)	$(20,063,836)
Net assets:
Beginning of period	317,071,469	257,706,475	42,704,859	62,768,695
End of period	$263,469,539	$317,071,469	$29,624,832	$42,704,859
Share Transactions
Class I
Shares sold	3,213,850	6,536,843	156,995	368,699
Shares issued on reinvestment of distributions	—	293,743	—	309,638
Shares redeemed	(2,254,269)	(3,259,943)	(840,304)	(2,045,526)
Net increase/(decrease) in shares outstanding	959,581	3,570,643	(683,309)	(1,367,189)

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Small Cap Fund		RMB SMID Cap Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$508,108	$595,730	$1,019,935	$1,442,586
Net realized gain on transactions	1,233,356	5,545,187	17,829,123	11,630,022
Change in unrealized appreciation/depreciation	(37,099,710)	22,242,423	(79,948,734)	51,649,898
Net increase/(decrease) in net assets resulting from operations	(35,358,246)	28,383,340	(61,099,676)	64,722,506
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	—	(8,650,961)	—	(14,823,254)
Distributions from return of capital – Class I Shares	—	—	—	(158,733)
Total distributions to shareholders	—	(8,650,961)	—	(14,981,987)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	15,298,799	15,549,922	5,779,628	11,621,451
Net proceeds from reinvestment of dividends	—	7,940,860	—	14,151,789
Cost of shares redeemed	(13,983,139)	(18,356,564)	(53,105,917)	(19,582,586)
Increase/(decrease) in net assets derived from capital share transactions	1,315,660	5,134,218	(47,326,289)	6,190,654
Total increase/(decrease) in net assets	$(34,042,586)	$24,866,597	$(108,425,965)	$55,931,173
Net assets:
Beginning of period	141,517,414	116,650,817	287,588,540	231,657,367
End of period	$107,474,828	$141,517,414	$179,162,575	$287,588,540
Share Transactions
Class I
Shares sold	970,331	883,715	429,990	778,161
Shares issued on reinvestment of distributions	—	—	—	942,824
Shares redeemed	(907,129)	(1,035,205)	(3,923,537)	(1,292,057)
Net increase/(decrease) in shares outstanding	63,202	(151,490)	(3,493,547)	428,928

            CHANGES IN NET ASSETS
See Notes to Financial Statements

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See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Fund
CLASS A SHARES
6/30/2022 (unaudited)	$38.14	$(0.02)	$(7.69)	$(7.71)	$—	$—	$—
12/31/2021	31.13	(0.01)	9.30	9.29	(0.02)	(2.26)	(2.28)
12/31/2020	28.19	0.00g	4.45	4.45	(0.01)	(1.50)	(1.51)
12/31/2019	20.90	0.01	7.75	7.76	(0.01)	(0.46)	(0.47)
12/31/2018	23.56	0.04	(0.61)	(0.57)	—	(2.09)	(2.09)
12/31/2017	25.93	0.08	5.77	5.85	(0.08)	(8.14)	(8.22)
CLASS C SHARES
6/30/2022 (unaudited)	$29.70	$(0.11)	$(5.99)	$(6.10)	$—	$—	$—
12/31/2021	24.82	(0.21)	7.37	7.16	(0.02)	(2.26)	(2.28)
12/31/2020	22.91	(0.16)	3.57	3.41	—	(1.50)	(1.50)
12/31/2019	17.18	(0.14)	6.33	6.19	—	(0.46)	(0.46)
12/31/2018	19.87	(0.12)	(0.48)	(0.60)	—	(2.09)	(2.09)
12/31/2017	23.02	(0.12)	5.11	4.99	—	(8.14)	(8.14)
CLASS I SHARES
6/30/2022 (unaudited)	$38.37	$0.02	$(7.74)	$(7.72)	$—	$—	$—
12/31/2021	31.23	0.08	9.34	9.42	(0.02)	(2.26)	(2.28)
12/31/2020	28.27	0.07	4.47	4.54	(0.08)	(1.50)	(1.58)
12/31/2019	20.96	0.08	7.76	7.84	(0.07)	(0.46)	(0.53)
12/31/2018	23.56	0.10	(0.61)	(0.51)	—	(2.09)	(2.09)
For the period from 2/1/2017j through 12/31/2017	26.41	0.15	5.30	5.45	(0.16)	(8.14)	(8.30)
RMB Mendon Financial Services Fund
CLASS A SHARES
6/30/2022 (unaudited)	$60.65	$0.10	$(13.20)	$(13.10)	$—	$—	$—
12/31/2021	39.31	0.26	21.90	22.16	(0.42)	(0.40)	(0.82)
12/31/2020	41.70	0.13	(2.52)	(2.39)	—	—	—
12/31/2019	34.25	(0.04)	7.85	7.81	—	(0.36)	(0.36)
12/31/2018	43.40	(0.07)	(7.23)	(7.30)	—	(1.85)	(1.85)
12/31/2017	41.30	(0.17)	5.15	4.98	—	(2.88)	(2.88)
CLASS C SHARES
6/30/2022 (unaudited)	$53.71	$(0.08)	$(11.68)	$(11.76)	$—	$—	$—
12/31/2021	34.99	(0.12)	19.44	19.32	(0.20)	(0.40)	(0.60)
12/31/2020	37.40	(0.09)	(2.32)	(2.41)	—	—	—
12/31/2019	30.98	(0.29)	7.07	6.78	—	(0.36)	(0.36)
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)
12/31/2017	38.32	(0.45)	4.77	4.32	—	(2.88)	(2.88)
CLASS I SHARES
6/30/2022 (unaudited)	$61.84	$0.17	$(13.47)	$(13.30)	$—	$—	$—
12/31/2021	40.06	0.41	22.32	22.73	(0.55)	(0.40)	(0.95)
12/31/2020	42.39	0.20	(2.53)	(2.33)	—	—	—
12/31/2019	34.72	0.05	7.98	8.03	—	(0.36)	(0.36)
12/31/2018	43.87	0.06	(7.36)	(7.30)	—	(1.85)	(1.85)
For the period from 2/1/2017j through 12/31/2017	41.33	(0.06)	5.48	5.42	—	(2.88)	(2.88)

a
Per share values have been calculated using the average shares method.

b
Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

c
Annualized.

d
Includes interest expense of  $486 or 0.00% for Class A, $11 or 0.00% for Class C and $177 or 0.00% for Class I of average net assets for the period ended June 30, 2022.

e
Not Annualized.

f
Includes interest expense of  $459 or 0.00% for Class A, $13 or 0.00% for Class C and $191 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

g
Less than $0.01 per share.

h
Includes interest expense of  $409 or 0.00% for Class A, $15 or 0.00% for Class C and $143 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

i
Less than 0.01%.

j
Commencement of operations.

k
Includes interest expense of  $180 or 0.00% for Class A, $58 or 0.00% for Class C and $333 or 0.00% for Class I of average net assets for the period ended June 30, 2022.

l
Includes interest expense of  $203 or 0.00% for Class A, $68 or 0.00% for Class C and $361 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

m
Includes interest expense of  $303 or 0.00% for Class A, $101 or 0.00% for Class C and $582 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

n
Includes interest expense of  $39 or 0.00% for Class A, $11 or 0.00% for Class C and $78 or 0.00% for Class I of average net assets for the year ended December 31, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
				Ratio to average net assets %
Redemption fees	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement / recovery (Note 5)	Ratio of total expenses before extraordinary expense and reimbursement / recovery (Note 5)	Ratio of net investment income (loss)	Portfolio turnover rate %

$—	$30.43	(20.21)b	$77,402	1.15c,d	1.15c,d	(0.10)c	12e
—	38.14	29.99	99,229	1.12f	1.12f	(0.02)	12
—	31.13	15.93	82,093	1.23h	1.23h	0.00i	29
—	28.19	37.16	77,152	1.16	1.16	0.06	22
—	20.90	(2.84)	62,225	1.25	1.25	0.14	23
0.00g	23.56	22.49	72,848	1.29	1.29	0.27	45

$—	$23.60	(20.54)b	$1,725	1.90c,d	1.90c,d	(0.85)c	12e
—	29.70	29.03	2,610	1.87f	1.87f	(0.77)	12
—	24.82	15.07	2,580	1.98h	1.98h	(0.75)	29
—	22.91	36.07	2,944	1.91	1.91	(0.69)	22
—	17.18	(3.51)	2,584	2.00	2.00	(0.60)	23
—	19.87	21.57	3,823	2.04	2.04	(0.48)	45

$—	$30.65	(20.12)b	$26,807	0.90c,d	0.90c,d	0.15c	12e
—	38.37	30.31	43,013	0.87f	0.87f	0.22	12
—	31.23	16.22	34,380	0.97h	0.97h	0.26	29
—	28.27	37.53	31,197	0.91	0.91	0.32	22
—	20.96	(2.62)	8,905	1.02	1.02	0.43	23
0.00g	23.56	20.52b	5,586	1.04c	1.04c	0.52c	45e

$—	$47.55	(21.60)b	$70,085	1.26c,k	1.26c,k	0.37c	22e
—	60.65	56.44	95,124	1.24l	1.24l	0.49	70
—	39.31	(5.73)	68,082	1.43m	1.41m	0.41	82
—	41.70	22.80	117,615	1.28n	1.28n	(0.12)	27
0.00g	34.25	(17.02)	177,624	1.27	1.27	(0.15)	58
0.00g	43.40	11.99	333,628	1.33	1.33	(0.39)	59

$—	$41.95	(21.90)b	$22,778	2.01c,k	2.01c,k	(0.38)c	22e
—	53.71	55.28	30,687	1.99l	1.99l	(0.27)	70
—	34.99	(6.44)	24,150	2.19m	2.17m	(0.32)	82
—	37.40	21.88	34,797	2.03n	2.03n	(0.87)	27
0.00g	30.98	(17.65)	40,385	2.02	2.02	(0.89)	58
0.00g	39.76	11.17	58,027	2.08	2.08	(1.14)	59

$—	$48.54	(21.51)b	$128,309	1.01c,k	1.01c,k	0.62c	22e
—	61.84	56.84	184,454	0.99l	0.99l	0.75	70
—	40.06	(5.50)	106,981	1.18m	1.16m	0.63	82
—	42.39	23.13	234,303	1.03n	1.03n	0.14	27
0.00g	34.72	(16.84)	313,808	1.02	1.02	0.13	58
0.00g	43.87	13.02b	242,342	1.08c	1.08c	(0.14)c	59e

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities transactions)	Total distributions
RMB International Fund
CLASS I SHARES
6/30/2022 (unaudited)	$10.60	$0.12a	$(2.19)	$(2.07)	$—	$—	$—	$—
12/31/2021	9.78	0.10a	0.83	0.93	(0.11)	—	—	(0.11)
12/31/2020	9.20	0.07a	0.57	0.64	(0.06)	—	—	(0.06)
12/31/2019	7.81	0.11a	1.39	1.50	(0.11)	—	—	(0.11)
12/31/2018	10.01	0.04a	(2.22)	(2.18)	(0.02)	—	—	(0.02)
For the period from 12/27/2017f through 12/31/2017	10.00	—a	0.01	0.01	—	—	—	—
RMB Japan Fund
CLASS I SHARES
6/30/2022 (unaudited)	$10.14	$0.05a	$(1.79)	$(1.74)	$—	$—	$—	$—
12/31/2021	11.25	0.05a	(0.34)	(0.29)	(0.30)	—	(0.52)	(0.82)
12/31/2020	9.98	0.05a	1.25	1.30	(0.03)	—	—	(0.03)
12/31/2019	8.58	0.07a	1.44	1.51	(0.11)	—	—	(0.11)
12/31/2018	9.96	0.06a	(1.41)	(1.35)	(0.03)	—	—	(0.03)
For the period from 12/27/2017f through 12/31/2017	10.00	(0.00)a,h	(0.04)	(0.04)	—	—	—	—
RMB Small Cap Fund
CLASS I SHARES
6/30/2022 (unaudited)	$18.15	$0.06a	$(4.54)	$(4.48)	$—	$—	$—	$—
12/31/2021	15.56	0.08a	3.68	3.76	(0.09)	—	(1.08)	(1.17)
12/31/2020	13.83	(0.00)a,h	2.41	2.41	—	—	(0.68)	(0.68)
For the period from 7/1/2019 through 12/31/2019i	13.63	0.03	0.82	0.85	(0.06)	—	(0.59)	(0.65)
6/30/2019	18.76	0.04	(0.00)h	0.04	—	—	(5.17)	(5.17)
6/30/2018	19.33	0.08	3.00	3.08	(0.09)	—	(3.56)	(3.65)
6/30/2017	17.91	0.03	2.09	2.12	(0.04)	—	(0.66)	(0.70)
RMB SMID Cap Fund
CLASS I SHARES
6/30/2022 (unaudited)	$15.43	$0.06a	$(3.66)	$(3.60)	$—	$—	$—	$—
12/31/2021	12.73	0.08a	3.47	3.55	(0.08)	(0.01)	(0.76)	(0.85)
12/31/2020	10.80	0.00a,h	2.61	2.61	(0.03)	—	(0.65)	(0.68)
For the period from 7/1/2019 through 12/31/2019i	11.45	0.03	0.86	0.89	(0.06)	—	(1.48)	(1.54)
6/30/2019	12.45	0.03	0.44	0.47	—	—	(1.47)	(1.47)
6/30/2018	12.12	0.07	1.94	2.01	(0.07)	—	(1.61)	(1.68)
6/30/2017	12.93	0.02	1.33	1.35	(0.03)	—	(2.13)	(2.16)

a
Per share values have been calculated using the average shares method.

b
Not Annualized.

c
Annualized.

d
Includes interest expense of  $28 or 0.00% of average net assets for RMB International Fund, $2,436 or 0.00% for RMB Japan Fund, $2,336 or 0.00% for RMB Small Cap Fund, and $61 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2020.

e
Includes interest expense of  $1,563 or 0.00% of average net assets for RMB Japan Fund and $586 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2021.

f
Commencement of operations.

g
Includes interest expense of  $83 or 0.00% of average net assets for RMB Japan Fund, $4,073 or 0.00% for RMB Small Cap Fund, and $7,786 or 0.00% for RMB SMID Cap Fund for the year/period ended December 31, 2019.

h
Less than $0.01 per share.

i
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019.

j
Includes interest expense of  $3,449 or 0.00% for RMB SMID Cap Fund for the period ended June 30, 2022.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
			Ratio to average net assets %
Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement / recovery (Note 5)	Ratio of total expenses before reimbursement / recovery (Note 5)	Ratio of net investment income (loss) after reimbursement / recovery	Ratio of net investment income (loss) before reimbursement / recovery	Portfolio turnover rate %

$8.53	(19.53)b	$263,470	0.92c	0.92c	2.47c	2.47c	17b
10.60	9.53	317,071	0.91	0.91	0.99	0.99	21
9.78	7.01	257,706	0.98d	0.98d	0.83	0.83	51
9.20	19.20	216,030	0.95	0.94	1.27	1.28	112
7.81	(21.81)	112,799	1.15	1.16	0.38	0.37	28
10.01	0.10b	100	1.15c	229.01c	(1.15)c	(229.01)c	—

$8.40	(17.16)b	$29,625	1.30c	1.54c	1.15c	0.91c	18b
10.14	(2.56)	42,705	1.30e	1.38e	0.45	0.37	18
11.25	13.06	62,769	1.30d	1.32d	0.51	0.49	75
9.98	17.63	70,245	1.30g	1.28g	0.77	0.79	76
8.58	(13.57)	44,314	1.30	1.84	0.61	0.07	135
9.96	(0.40)b	100	1.30c	230.16c	(1.30)c	(230.16)c	—

$13.67	(24.68)b	$107,475	0.95c	1.09c	0.83c	0.69c	9b
18.15	24.38	141,517	0.95	1.06	0.44	0.33	7
15.56	17.59	116,651	1.00d	1.18d	(0.02)	(0.02)	35
13.83	6.33b	101,201	1.10c,g	1.24c,g	0.35c	0.21c	6b
13.63	3.96	118,421	1.10	1.23	0.32	0.19	19
18.76	17.88	147,844	1.10	1.16	0.53	0.47	20
19.33	11.90	295,401	1.10	1.10	0.15	0.15	32

$11.83	(23.33)b	$179,163	0.80c,j	0.87c,j	0.89c	0.82c	2b
15.43	28.10	287,589	0.80e	0.84e	0.54	0.50	9
12.73	24.39	231,657	0.84d	0.94d	0.02	(0.08)	21
10.80	8.06b	158,743	0.96c,g	1.04c,g	0.35c	0.27c	4b
11.45	5.71	181,588	0.95	1.05	0.22	0.12	16
12.45	18.20	193,538	0.95	1.00	0.58	0.53	14
12.12	11.28	310,879	0.95	0.96	0.12	0.11	34

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

Notes to Financial Statements (Unaudited)

Organization
RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of six series: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the “Sub-Adviser”) serves as sub-adviser to the RMB Mendon Financial Services Fund.
Each Fund’s investment objective primarily or solely consists of seeking capital appreciation or long-term capital appreciation.
RMB Fund and RMB Mendon Financial Services Fund offer Class A, Class C, and Class I shares. RMB International Fund, RMB Japan Fund, RMB Small Cap Fund and RMB SMID Cap Fund offer Class I shares.
Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.
Class C shares are subject to an annual distribution and shareholder service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.
Class I shares have no initial sales charge and bear no annual distribution and service fee.
Prior to May 1, 2018, RMB Fund and RMB Mendon Financial Services Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.
1. Significant Accounting Policies
Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.
Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.
Stocks
Equity Securities, Warrants, Exchange-Traded Funds (“ETFs”), and American Depository Receipts (“ADRs”) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.
Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or “NOCP.” The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below both the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked prices on the market on which the security primarily trades.
Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.
Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s systematic fair value pricing model. When systematic fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of all fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of systematic fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.
Bonds
Long-Term Debt Securities. Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60) calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.
Futures and Option contracts
Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.
•
Any options expiring within 30 days that are “out of the money” and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.
Shares Valuation
The NAV per share of each share class of each Fund is calculated by dividing the net assets (total assets, minus all liabilities including accrued expenses) of the share class by the total number of shares outstanding of the share class, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.
Foreign Currency Translation
Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Foreign currency exchange rates shall be provided by an independent pricing service, bank, or broker-dealer. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.
Multiple Class Allocations
Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Accounting for Portfolio Transactions
The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Use of Management Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
Forthcoming Regulatory Changes
Rule 18f-4
On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted Rule 18f-4 under the 1940 Act which sets forth new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Rule 2a-5
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act which sets forth a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act. The Funds will be required to comply with Rule 2a-5 by September 8, 2022.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

2. Adviser Fees
RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly management fee at an annual rate equal to the following percentages of the average daily net assets of each Fund:
RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	0.85%
RMB SMID Cap Fund	0.70%
The Adviser pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund. Effective May 1, 2020, the annual advisory fees for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
3. Distribution Fees and Commissions
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to a distribution agreement dated September 30, 2021. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund and RMB Mendon Financial Services Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing Class A and Class C shares of the Funds. The following Funds pay the Distributor distribution and shareholder service fees from the assets of the share classes, and in the amounts, listed below:
Distribution Fees:
	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
Shareholder Service Fees:
Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
4. Offering Price
For Class A shares, the offering price as of June 30, 2022, including the maximum 5% sales charge was $32.03 and $50.05 for RMB Fund and RMB Mendon Financial Services Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.
5. Expenses
Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.
The Adviser and the Trust entered into an Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.
	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Fund			1.15%
RMB Japan Fund			1.30%
RMB Small Cap Fund			0.95%
RMB SMID Cap Fund			0.80%
Effective May 1, 2020, the annual expense limitations for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the year ended December 31, 2020, there were extraordinary expenses of $46,906 allocated to the RMB Mendon Financial Services Fund related to the reorganization (See Note 15).
The Agreement will remain in effect through April 30, 2023 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of RMB and the Funds’ Board of Trustees and shall terminate automatically upon the termination of the Fund’s Advisory Agreement.
Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period, including recoupments paid to the Adviser, are less than the Fund’s expense limitation both at the time of waiver and recoupment. The following table shows

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:
Year Incurred	Expiration Year	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
2019	2022	$3,336	$81,482	$75,354
2020	2023	$20,598	$182,479	$159,722
2021	2024	$41,579	$152,690	$107,893
2022	2025	$44,375	$88,331	$79,987
The RMB Fund, RMB Mendon Financial Services Fund, and RMB International Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser.
6. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the period ended June 30, 2022, were as follows:
	Purchases	Sales
RMB Fund	$14,816,011	$19,779,304
RMB Mendon Financial Services Fund	$60,125,575	$82,723,533
RMB International Fund	$46,379,990	$54,094,263
RMB Japan Fund	$6,011,145	$13,499,965
RMB Small Cap Fund	$11,646,978	$10,400,681
RMB SMID Cap Fund	$5,640,637	$51,858,974
7. Line of Credit
The Trust has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the aggregate borrowing for each Fund cannot exceed the lesser of  $75 million or 33 1∕3% of the net asset market value of the unencumbered assets of the Funds. The interest rate on loans under the Loan Agreement equals the prime rate minus one percent per annum, payable monthly. For the period ended June 30, 2022, borrowing activity under the Loan Agreement was as follows:
	Outstanding Daily Average Balance for the Period1	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at 6/30/2022
RMB Fund	$712,625	$4,445,000	$674	2.66%	$4,445,000
RMB Mendon Financial Services Fund	1,553,000	3,852,000	571	3.13%	0
RMB SMID Cap Fund	15,854,667	18,543,000	3,449	2.67%	0

1
Excludes days where there was no activity on the line of credit.

8. Distributions and Taxes
Each Fund’s dividends from net investment income, if any exist, are generally declared and paid at least annually. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.
The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.
It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.
Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019 − 2021), or expected to be taken in the Funds’ 2022 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2021 and 2020 are as follows:
Fiscal year ended 12/31/2021	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary Income	$262,951	$4,418,305	$3,226,519	$1,200,779	$843,366	$3,571,949
Long-Term Capital Gain	7,995,510	—	—	2,038,761	7,807,595	11,251,305
Return Of Capital	—	—	—	—	—	158,733
Total Distributions Paid	$8,258,461	$4,418,305	$3,226,519	$3,239,540	$8,650,961	$14,981,987

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Fiscal year ended 12/31/2020	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$352,339	$—	$1,647,485	$182,134	$—	$24,108
Long-Term Capital Gain	5,236,737	—	—	—	4,977,205	11,380,275
Total Distributions Paid	$5,589,076	$—	$1,647,485	$182,134	$4,977,205	$11,404,383
The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2021.
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
2021	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Tax cost of Investments	$69,215,345	$197,350,401	$260,105,537	$36,728,654	$69,288,942	$138,175,096
Unrealized appreciation	75,775,739	116,846,219	65,617,198	9,307,414	76,733,691	152,405,342
Unrealized depreciation	(19,589)	(4,052,235)	(8,679,157)	(3,219,149)	(4,430,249)	(3,250,377)
Net unrealized appreciation	75,756,150	112,793,984	56,938,041	6,088,265	72,303,442	149,154,965
Undistributed ordinary income	489,845	4,275,844	2,351,845	—	103,747	—
Undistributed long-term capital gains	3,945,951	2,927,425	—	203,785	195,500	—
Total distributable earnings	4,435,796	7,203,269	2,351,845	203,785	299,247	—
Other accumulated losses	—	(39,373,331)1	(21,408,197)	(110,622)	—	—
Total accumulated gain	$80,191,946	$80,623,922	$37,881,689	$6,181,428	$72,602,689	$149,154,965

1
Includes $32,080,677 of short-term and $7,292,671 of long-term capital losses acquired from the Target Fund in the Reorganization (Note 15). Per the IRS, use of these losses is limited to $204,496 per year.

Under current law, the Funds may carry forward net capital losses (which may be short-term and/or long-term) indefinitely to use to offset capital gains realized in future years. The following tables set forth each Fund’s available capital loss carryforwards as of December 31, 2021 and the capital loss carryforwards utilized by the Funds in 2021:
Not Subject to Expiration	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Short-Term	$—	$—	$(21,120,478)	$—	$—	$—
Long-Term	$—	$—	$(282,862)	$—	$—	$—
2021	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Capital Loss Carryforward Utilized	$—	$28,104,719	$5,453,380	$2,762,998	$—	$—
At December 31, 2021, RMB Japan Fund had Deferred Post-October losses of  $110,599.
Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITs, PFIC partnerships and the tax practice known as equalization. As of December 31, 2021, the permanent book and tax basis differences were as follows:
Increase/(Decrease)	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributable Earnings	$(969,868)	$(159,189)	$—	$(393,955)	$(665,175)	$—
Paid-In Capital	$969,868	$159,189	$—	$393,955	$665,175	$—

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

9. Disclosure of Certain Commitments and Contingencies
Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.
10. Transactions with Affiliated Securities
During the period ended June 30, 2022, the Funds held no affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the outstanding voting securities.
11. Restricted Securities
Except the Japan Fund, the Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale, including Rule 144A securities (“restricted securities”), that are deemed illiquid. The Japan Fund may not invest more than 15% of its net assets in restricted securities (both liquid and illiquid). At June 30, 2022, the Funds held no restricted securities.
12. Fund Risks
Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.
RMB Mendon Financial Services Fund may be disproportionately affected by events affecting the Financial Services sector, which may include changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, and general economic and market conditions. Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.
In addition, the coronavirus disease 2019 (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, decreased demand, and supply chain disruption, among others. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, or other infectious illness outbreaks, epidemics or pandemics that may arise in the future, as well as actions that have been or could be taken by governmental authorities or other third parties, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. The disruptions caused by COVID-19 or other infectious illness outbreaks, epidemics or pandemics could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
These risks, and other risks applicable to the Funds, are further described in the Funds’ Prospectus and Statement of Additional Information.
13. Fair Value Measurements
U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:
Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.
Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.
The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of June 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
At June 30, 2022	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stocks1	$110,596,507	$—	$—	$110,596,507
Short-Term Investments	63	—	—	63
Total Investments in Securities	$110,596,570	$—	$—	$110,596,570
RMB Mendon Financial Services Fund
Assets
Common Stocks1	$217,622,527	$—	$—	$217,622,527
Closed-End Funds1	2,366,250	—	—	2,366,250
Warrants1	35,409	—	—	35,409
Short-Term Investments	1,503,810	—	—	1,503,810
Total	$221,527,996	$—	$—	$221,527,996
Liabilities
Written Options1	—	(40,000)	02	(40,000)
Total Investments in Securities	$221,527,996	$(40,000)	$0	$221,487,996
RMB International Fund
Assets
Common Stocks1,3	$6,063,120	$222,152,442	$—	$228,215,562
Short-Term Investments	25,671,289	—	—	25,671,289
Total Investments in Securities	$31,734,409	$222,152,442	$—	$253,886,851
RMB Japan Fund
Assets
Common Stocks1,3	$—	$26,589,009	$—	$26,589,009
Short-Term Investments	2,989,065	—	—	2,989,065
Total Investments in Securities	$2,989,065	$26,589,009	$—	$29,578,074
RMB Small Cap Fund
Assets
Common Stocks1	$102,306,480	$—	$—	$102,306,480
Short-Term Investments	5,112,697	—	—	5,112,697
Total Investments in Securities	$107,419,177	$—	$—	$107,419,177
At June 30, 2022	Level 1	Level 2	Level 3	Total
RMB SMID Cap Fund
Assets
Common Stocks1	$173,115,935	$—	$—	$173,115,935
Short-Term Investments	5,655,020	—	—	5,655,020
Total Investments in Securities	$178,770,955	$—	$—	$178,770,955

1
Refer to Management’s Discussion of Fund Performance or the Portfolio Holdings section of the applicable Fund in this Semi-Annual Report for a breakdown of holdings by sector or industry.

2
The option is categorized as Level 3 and has a value of  $0. Due to immateriality, no Level 3 rollforward has been presented.

3
Foreign securities valued using systemic fair valuation are moved from Level 1 to Level 2. The table below provides a breakdown, by country, of the RMB International Fund’s and the RMB Japan Fund’s Level 2 securities at June 30, 2022.

	RMB International Fund	RMB Japan Fund
Australia	$6,826,322	$—
Denmark	3,674,892	—
Finland	10,173,188	—
France	23,454,511	—
Germany	6,435,895	—
Ireland	7,249,802	—
Italy	2,560,605	—
Japan	62,379,263	26,589,009
Netherlands	7,798,566	—
Spain	6,913,929	—
Switzerland	31,628,325	—
United Kingdom	53,057,144	—
Total	$222,152,442	$26,589,009
14. Disclosures about Derivative Instruments and Hedging Activities
Accounting Standards Codification Topic 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of June 30, 2022:
Fair Value of Deriviative Instruments
As of June 30, 2022
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Asset or Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$40,000

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

The Effect of Derivative Instruments on the
Statements of Operations
For the period ended June 30, 2022
Fund	Changes in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$1,931,819
		Net unrealized appreciation/ depreciation on written options		$3,234,023
The derivative instruments outstanding as of the period ended June 30, 2022 as disclosed in the Funds’ portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended June 30, 2022 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the Funds.
The quarterly average volumes of derivative instruments as of June 30, 2022 are as follows:
Fund	Derivative	Instrument	Number of Contracts	Notional Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(6,010)	$(1,995,258)
The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2022 to June 30, 2022.
15.   Fund Reorganizations
As of close of business on June 19, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets and liabilities of the RMB Mendon Financial Long/Short Fund (the “Target Fund”) were transferred to the RMB Mendon Financial Services Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund (the “Reorganization”). The Reorganization was a tax-free Reorganization for federal income tax purposes. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Target Fund. Information with respect to the net assets and other relevant operating data for the Target Fund on the Reorganization date is included below:
Target Fund	RMB Mendon Financial Long/Short Fund – Class A	RMB Mendon Financial Long/Short Fund – Class C	RMB Mendon Financial Long/Short Fund – Class I
Net Assets	$7,055,269	$2,813,344	$8,887,299
Shares Outstanding	1,091,425	477,605	1,352,940
Net Asset Value	6.46	5.89	6.57
Unrealized appreciation/depreciation	10,737,461	637,179	(12,744,223)
Acquiring Fund	RMB Mendon Financial Services Fund – Class A	RMB Mendon Financial Services Fund – Class C	RMB Mendon Financial Services Fund – Class I
Net Assets immediately prior to Reorganization	$55,428,864	$18,752,274	$103,747,910
Net Assets immediately after Reorganization	$62,484,133	$21,565,618	$112,635,209
Fund Shares Issued in exchange for acquired fund	260,632	116,297	322,605
Exchange rate for shares issued	0.24	0.24	0.24
Assuming the Reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2020, are as follows:
RMB Mendon Financial Services Fund
Net investment income	$830,750
Net realized loss on investments	(56,319,647)
Change in net unrealized appreciation/depreciation on investments	(59,031,070)
Total decrease in net assets resulting from operations	$(114,519,967)
Since the combined investment portfolios have been managed as a single integrated portfolio from the time the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s statements of operations since June 19, 2020.
16. Subsequent Events
The Adviser has evaluated the impact of all subsequent events occurring after the date of this report and has determined that there were no events that require recognition or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses
As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period January 1, 2022 to June 30, 2022.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” that corresponds to your Fund and share class in order to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare the amount under the heading entitled “Hypothetical Expenses Paid During Period” that corresponds to your Fund and share class with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RMB Funds	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Actual Expenses Paid During Period1 1/1/2022 – 6/30/2022	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Hypothetical Expenses Paid During Period1 1/1/2022 – 6/30/2022	Expense Ratio1
RMB Fund
Class A	$1,000.00	$797.90	$5.13	$1,000.00	$1,019.09	$5.76	1.15%
Class C	$1,000.00	$794.60	$8.45	$1,000.00	$1,015.37	$9.49	1.90%
Class I	$1,000.00	$798.80	$4.01	$1,000.00	$1,020.33	$4.51	0.90%
RMB Mendon Financial Services Fund
Class A	$1,000.00	$784.00	$5.57	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$781.00	$8.88	$1,000.00	$1,014.83	$10.04	2.01%
Class I	$1,000.00	$784.90	$4.47	$1,000.00	$1,019.79	$5.06	1.01%
RMB International Fund
Class I	$1,000.00	$804.70	$4.12	$1,000.00	$1,020.23	$4.61	0.92%
RMB Japan Fund
Class I	$1,000.00	$828.40	$5.89	$1,000.00	$1,018.35	$6.51	1.30%
RMB Small Cap Fund
Class I	$1,000.00	$753.20	$4.13	$1,000.00	$1,020.08	$4.76	0.95%
RMB SMID Cap Fund
Class I	$1,000.00	$766.70	$3.50	$1,000.00	$1,020.83	$4.01	0.80%

1
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

            OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies is available in the most recent Statement of Additional Information, which can be obtained without charge by (1) calling (800) 462-2392; (2) visiting the Funds’ website located at http://www.rmbfunds.com; and (3) visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is also available without charge by calling (800) 462-2392 or on the SEC’s website at www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter on the SEC’s website at www.sec.gov. A complete listing of each Fund’s portfolio holdings is also available monthly, with approximately a 30-day lag, by visiting the Funds’ website located at www.rmbfunds.com or by calling (800) 462-2392.

OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements

RMB Investors Trust (the “Trust”) has an Investment Advisory Agreement (the “Advisory Agreement”) with RMB Capital Management, LLC (“RMB”) pursuant to which RMB manages the series of the Trust. The series of the Trust are: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund,” and together, the “Funds”). The RMB Mendon Financial Services Fund is referred to herein as the “Mendon Fund.” RMB has a sub-advisory agreement (“Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) with Mendon Capital Advisors Corp. (“Mendon”) pursuant to which Mendon serves as the sub-adviser to the Mendon Fund.
The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of the Agreements be approved annually by both the Board of Trustees (the “Board”) and by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately. All of the Trustees of the Trust are Independent Trustees.
The continuance of the Advisory Agreement, as it relates to the Funds, and of the Sub-Advisory Agreement, as it relates to the Mendon Fund, was most recently considered and approved for a period through July 1, 2023 at a videoconference meeting of the Board called for that purpose held on June 16, 2022.
The Board determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements, as applicable, for each of the Funds.
At its May 19, 2022 and June 16, 2022 meetings, the Trustees discussed the continuance of the Agreements for the Funds. At each meeting, the Board received and considered materials relating to, among other matters, the investment and management services provided by RMB and Mendon. The Board also considered matters bearing on the Agreements at its various meetings throughout the year, meets at least quarterly with the Funds’ portfolio managers and receives regular reports from RMB on the performance of the Funds.
In evaluating the Agreements, the Board received and reviewed information provided by RMB and Mendon in response to written requests from the Independent Trustees and their independent legal counsel, including without limitation information regarding RMB, Mendon, their affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of RMB and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of RMB and Mendon to provide advisory and sub-advisory, as applicable, services to the Funds and, in the case of RMB, to supervise Mendon in its provision of sub-advisory services to the Mendon Fund.
Among other written and oral information, the Board requested and was provided information regarding:
•
the investment performance of each Fund and comparisons of the investment performance of each Fund with the Fund’s performance benchmarks;

•
each Fund’s advisory fees and other expenses and information about any applicable expense limitations, expense cap arrangements, and fee breakpoints;

•
comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers based on peer groups developed by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data over various time periods;

•
the investment performance of private funds and accounts managed by RMB with investment strategies similar to the investment strategies of the Funds;

•
the fees charged by RMB for investment advisory services, as well as other compensation received by RMB and its affiliates;

•
the fees paid to Mendon by RMB;

•
the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•
investment management staffing and the experience of the investment advisory and other personnel of RMB and Mendon;

•
the historical quality of the services provided by RMB and Mendon;

•
financial statements and other information regarding the financial condition and prospects of RMB and Mendon; and

•
the profitability to RMB in managing the Funds and the methodology in allocating expenses to the management of the Funds.

Throughout the process, the Board had numerous opportunities to ask questions of and request additional materials from RMB and Mendon. During each meeting at which the Board considered the Agreements, they were advised by and met, as necessary, in executive session with their independent legal counsel.
In considering the continuance of the Agreements, the Board reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Board and Independent Trustees to approve the Agreements are discussed below:

            BOARD OF TRUSTEES EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements (Continued)

Approval of the Agreements
1. Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of advisory, administrative and shareholder services provided by RMB, including the portfolio management of the Funds and supervision of Mendon for the Mendon Fund, supervision of operations of all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, assisting the Independent Trustees in their capacity as trustees, and other services.
With regard to Mendon, the Board considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Mendon Fund.
The Board also considered information on RMB and Mendon, such as: financial condition; investment professionals’ experience; reputation, financial strength, regulatory history and resources; approach to retention and compensation of investment and other personnel; and management structure and intentions with respect to the management of the Funds.
The Board concluded that the nature, quality and extent of the services provided by RMB and Mendon to the Funds under the Agreements were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by RMB and Mendon, as applicable.
Performance of the Funds. The Board considered short-term and long-term investment performance for each of the Funds.
With respect to the RMB Fund, the Board noted that the Fund’s historic performance relative to its Morningstar peer group had improved significantly to one out of 15 for the one-year period ended March 31, 2022 and was 10 out of 15 for the three- and five-year periods and 12 out of 14 for the 10-year period. The Board noted that the Fund appeared to be recovering from the impact of stock selection going into the COVID-19 pandemic.
The Board considered that the Mendon Fund had ranked two out of nine, one out of nine, seven out of nine, and one out of nine relative to its Morningstar peer group for the one-, three-, five- and 10-year periods ended March 31, 2022, respectively. The Board considered the cyclicality of the sector in which the Fund was invested.
The Board noted the improved investment performance of the RMB International Fund relative to its Morningstar peer group, which was three out of 15 for the one-year period ended March 31, 2022 and 13 out of 15 for the three-year period. The Board noted that the steps taken by RMB appeared to have improved performance.
The Board also considered the improved investment performance of the RMB Japan Fund, which ranked one out of seven and three out of seven relative to its Morningstar peer group for the one- and three-year periods ended March 31, 2022, respectively. The Board noted that peer group was relatively small and included a mix of cap ranges.
The Board considered the investment performance of the RMB Small Cap Fund, noting shorter term relative performance was weak, although longer term performance remained strong. The Board noted that the Fund had ranked 12 out of 15, eight out of 15, one out of 15, and eight out of 10 relative to its Morningstar peer group for the one-, three-, five-, and 10-year periods ended March 31, 2022, respectively.
The Board noted that performance for the RMB SMID Cap Fund had dropped off for the one-year period but remained strong for the longer term periods, ranking six out of 15, one out of 15, one out of 15 and four out of 12 relative to its Morningstar peer group for the one-, three-, five-, and 10-year periods ended March 31, 2022, respectively.
2. Costs of Services and Profits Realized by RMB.
(a) Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect. The Trustees also recognized continuing efforts to control costs.
The Board noted that both the contractual management fee and total expenses for the RMB Fund, the Mendon Fund, the RMB International Fund and the RMB SMID Cap Fund were below the median within their Morningstar peer groups. The Board also noted that total expenses for the RMB Small Cap Fund were below the median of its Morningstar peer group, whereas the contractual management fee was above the median of its Morningstar peer group.
The Board noted that both the contractual management fee and total expenses for the RMB Japan Fund remained above the median within its Morningstar peer group, but noted the small scale of the Fund.
The Board considered the impact of fee caps on the RMB Small Cap Fund and RMB SMID Cap Fund.
The Board concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB, and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.
(b) Profitability and Costs of Services to RMB. The Board considered the materials concerning RMB’s profitability and costs attributable to the Funds. The Board also considered whether the amount of RMB’s profit would be a fair

BOARD OF TRUSTEES EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements (Continued)

entrepreneurial profit for the management of the Funds. The Board considered the impact of the relatively small aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Board also reviewed financial statements showing RMB’s current financial position. The Board concluded that RMB’s profitability for each Fund would not be excessive, particularly in light of the quality of the services provided to the Funds.
3. Extent of Economies of Scale as the Funds Grow. The Board considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Board noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as the Funds’ assets grow. Given the low level of assets under management in each of the Funds, the Board determined to continue to review whether and how additional economies of scale might be achieved for the benefit of Fund investors as and if asset levels materially increase.
4. Other Relevant Considerations.
(a) Personnel and Methods. The Board considered the size, education and experience of the staff of RMB and Mendon. The Board also considered the generally favorable history, reputation, qualifications and background of RMB and Mendon, as well as the qualifications of their personnel, and concluded that each of RMB and Mendon had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.
(b) Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by RMB, Mendon and their affiliates from their association with the Funds, including any soft dollar services received. The Board concluded that potential “fall-out” benefits that RMB,
Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.
(c) Other matters. The Board also considered materials provided by, and discussion with, RMB and Mendon, on various external events, including the ongoing COVID-19 pandemic, war in Ukraine, inflation, and market volatility and measures taken to mitigate the effects of these events, including their current and potential impact on RMB’s, Mendon’s, and the Funds’ operations and performance.
Conclusions
In considering the Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered the above-listed factors and others collectively in light of the totality of the Funds’ circumstances. Based on this review, it was the judgment of the Board that shareholders of the Funds would receive satisfactory performance at reasonable fees. As a part of its decision-making process, the Board considered, generally, that shareholders invested in the Funds knowing that RMB or Mendon, as applicable, managed the Fund and knowing their investment management fee schedules and investment philosophies. As such, the Board considered, in particular, whether RMB and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.
After full consideration of the above factors, as well as other factors that the Board considered instructive in evaluating the Agreements, the Board and the Independent Trustees unanimously concluded that the continuance of the Agreements was in the best interest of each Fund and its shareholders and, on June 16, 2022, approved continuance of the Agreements for the Funds through July 1, 2023.

            BOARD OF TRUSTEES EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Liquidity Risk Management Program

As required by Rule 22e-4 under the Investment Company Act of 1940, as amended, RMB Investors Trust (the “Funds”) adopted a written liquidity risk management program (“LRMP”) that is designed to assess and manage each Fund’s “liquidity risk,” which is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Funds’ Board of Trustees (the “Board”) approved the designation of the Adviser’s Valuation Committee, consisting of senior executives of the Adviser, as the Administrator of the LRMP.
Under the LRMP, each Fund’s liquidity risk is managed taking into consideration (i) the Fund’s investment strategy, the liquidity of its portfolio investments, and its short- and long-term cash flow projections, in each case during normal and reasonably foreseeable stressed conditions, (ii) the Fund’s cash holdings and access to other funding sources, and (iii) other factors that the LRMP Administrator determines to be material and relevant. The liquidity of portfolio investments is classified, and reclassified as necessary, into one of the following four buckets: highly liquid, moderately liquid, less liquid, and illiquid. The LRMP Administrator reviews the classification (or bucketing) of each Fund’s portfolio investments no less frequently than monthly. The LRMP Administrator establishes a highly liquid investment minimum percentage of each Fund’s net assets, or the LRMP Administrator determines that the Fund primarily holds assets that are highly liquid and does not establish a highly liquid investment minimum. The LRMP also provides that no Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.
At least annually, the LRMP Administrator prepares a written report that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, and the LRMP Administrator presents the written report to the Board. The LRMP Administrator presented its written report to the Board at the Board’s quarterly meeting on March 10, 2022. The report covered the period of January 1, 2021 through December 31, 2021 (the “Review Period”).
The report stated that during the Review Period, there were no material market liquidity events, no Fund breached the 15% limit on illiquid investments, there were no significant redemptions impacting liquidity, and no material changes were made to the LRMP. The report concluded that the process for classifying (or bucketing) portfolio investments is adequate and working effectively, each Fund is highly liquid, each Fund’s liquidity risk is low, the liquidity of each Fund is sufficient to meet anticipated redemptions, and the LRMP has been implemented and operated in an adequate and effective manner.
There can be no assurance that the LRMP will achieve its objectives under all circumstances in the future. Additional information regarding the risks of investing in the Funds, including liquidity risks, can be found in the Funds’ Prospectus and Statement of Additional Information.

LIQUIDITY RISK MANAGEMENT PROGRAM

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.
What Information We Collect
In the course of providing services to you, we may collect the following types of  “non-public personal information” about you:
•
Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•
Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.
“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an affiliate of the Funds.
What Information We Disclose
We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.
Confidentiality and Security Procedures
To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.
We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.
Additional Rights
You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

            PRIVACY NOTICE

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
internet: www.foreside.com
Shareholder Returns
Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at
http://www.rmbfunds.com.
Adviser RMB Capital Management, LLC 115 South LaSalle Street, 34th Floor Chicago, IL 60603	Independent Trustee Counsel Perkins Coie LLP 700 13th Street NW, Suite 600 Washington, DC 20005
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Administrator U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741
Legal Counsel Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
OFFICERS OF THE TRUST

Christopher M. Graff
President
Maher A. Harb
Chief Financial Officer and Treasurer
Nancy Tyminski
Chief Compliance Officer
Krista Rivers
Senior Vice President
Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer
Laura A. Flentye
Senior Vice President and Secretary
BOARD OF TRUSTEES

Independent Chair
Margaret M. Eisen
Trustees
Peter Borish
James M. Snyder

Investment Company Act file number: 811-00994
This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

2

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By	/s/ Christopher M. Graff
Christopher M. Graff, President

Date:	August 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher M. Graff
Christopher M. Graff, President

Date:	August 31, 2022

By	/s/ Maher Harb
Maher Harb, Chief Financial Officer and Treasurer

Date:	August 31, 2022

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